UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No. )

Filed by the Registrant ☒ Filed by a Party other than the Registrant ☐
Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12
BUZZFEED, INC.
(Name of Registrant as Specified in Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check the appropriate box):

☒	No fee required.
☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

April 14, 2025
To My Fellow Shareholders:
You are cordially invited to attend the 2025 Annual Meeting of Shareholders of BuzzFeed, Inc., which will be held virtually at https://www.cstproxy.com/buzzfeed/2025 on Tuesday, June 3, 2025 at 2:00 p.m. Eastern Time.
The matters expected to be acted upon at the Annual Meeting are described in the accompanying Notice of Annual Meeting of shareholders and proxy statement. The Annual Meeting materials include the notice, proxy statement, our annual report, and proxy card.
Your vote is important. Whether or not you plan to attend the Annual Meeting virtually, please cast your vote as soon as possible by Internet or by completing and returning the enclosed proxy card in the prepaid-postage envelope to ensure that your shares will be represented. Your vote by written proxy will ensure your representation at the Annual Meeting regardless of whether you attend virtually. Returning the proxy does not affect your right to attend the Annual Meeting virtually or to vote your shares virtually during the Annual Meeting.

Sincerely,

Jonah Peretti
Founder, CEO and Chairman of the Board
IMPORTANT
NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING TO BE HELD ON TUESDAY, JUNE 3, 2025. THE PROXY STATEMENT AND ANNUAL REPORT ARE AVAILABLE AT HTTPS://WWW.CSTPROXY.COM/BUZZFEED/2025.

SPECIAL NOTE REGARDING FORWARD-LOOKING STATEMENTS
This proxy statement includes forward-looking statements within the meaning of Section 27A of the Securities Act, as amended (the “Securities Act”), and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). All statements contained in this proxy statement other than statements of historical fact, including statements regarding our future operating results and financial condition, our business strategy and plans, market growth, and our objectives for future operations, are forward-looking statements. In some cases, you can identify forward-looking statements by terms such as “aim,” “anticipate,” “believe,” “contemplate,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “plan,” “potential,” “predict,” “project,” “seeks,” “should,” “target,” or “will,” or the negative of these terms or other similar expressions, although not all forward-looking statements contain these words.
These statements are not historical facts and are based on current expectations, estimates, and projections about our industry, our management’s beliefs, and certain assumptions made by our management, many of which, by their nature, are inherently uncertain and beyond our control. Accordingly, we caution you that any such forward-looking statements are not guarantees of future performance and are subject to risks, assumptions, estimates, and uncertainties that are difficult to predict. For a discussion of some of the risks and important factors that could affect our future results and financial condition, see “Risk Factors” in our Annual Report on Form 10-K for the fiscal year ended December 31, 2024 (our “2024 Form 10-K”), and our other filings with the Securities and Exchange Commission (the “SEC”), which are available on the “Investor Relations” section of our website, which is located at https://investors.buzzfeed.com/, and on the SEC’s website at www.sec.gov.
All forward-looking statements contained herein are based on information available to us as of the date hereof and you should not rely upon forward-looking statements as predictions of future events. The events and circumstances reflected in the forward-looking statements may not be achieved or occur. Although we believe that the expectations reflected in the forward-looking statements are reasonable, we cannot guarantee future results, performance, or achievements. We undertake no obligation to update any of these forward-looking statements for any reason after the date of this proxy statement or to conform these statements to actual results or revised expectations, except as required by law. Undue reliance should not be placed on forward-looking statements.

BUZZFEED, INC.
229 West 43rd Street, 10th Floor
New York, New York 10036

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

Time and Date:	Tuesday, June 3, 2025 at 2:00 p.m. Eastern Time

Place:	Virtually at https://www.cstproxy.com/buzzfeed/2025. There is no physical location for the Annual Meeting.

Items of Business:	1.Elect two Class I directors of BuzzFeed, Inc., to serve three-year terms expiring at the 2028 annual meeting of shareholders and until each such directors’ successor is duly elected and qualified.

2.Increase Shares Reserved Under 2021 Equity Incentive Plan.

3.Ratify the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2025.

4.Transact such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof.

Record Date:	Only shareholders of record at the close of business on April 4, 2025 are entitled to notice of, and to attend and vote at, the Annual Meeting and any adjournments or postponements thereof.

Participation in Annual Meeting:	We are pleased to invite you to participate in our Annual Meeting, which will be conducted exclusively online at https://www.cstproxy.com/buzzfeed/2025. See “General Information About the Meeting” for additional information.

Voting:
Your vote is very important to us. Please act as soon as possible to vote your shares, even if you plan to participate in the Annual Meeting. For specific instructions on how to vote your shares, see “Information About Solicitation and Voting—Voting Instructions; Voting of Proxies” beginning on page 3 of this proxy statement.
Each share of Class A common stock (“Class A Common Stock”) that you own represents one vote and each share of Class B common stock (“Class B Common Stock”) that you own represents 50 votes. For questions regarding your stock ownership, you may contact us through our website at https://investors.buzzfeed.com/ or, if you are a registered holder, through our transfer agent, Continental Stock Transfer & Trust Company, by phone at (917) 262-2373, or by e-mail at proxy@continentalstock.com.

This notice of the Annual Meeting, proxy statement, and form of proxy are being distributed and made available on or about April 14, 2025.

Whether or not you plan to attend the Annual Meeting, please cast your vote as soon as possible by Internet or by completing and returning the enclosed proxy card in the postage-prepaid envelope to ensure that your shares will be represented.

By Order of the Board of Directors,

David Arroyo
Chief Legal & Compliance Officer and Corporate Secretary
New York, New York
April 14, 2025

BUZZFEED, INC.
PROXY STATEMENT FOR 2025 ANNUAL MEETING OF SHAREHOLDERS

PROXY STATEMENT SUMMARY
This summary highlights information contained elsewhere in this proxy statement. You should read the entire proxy statement before voting.
Meeting Agenda and Voting Recommendations

			BOARD’S RECOMMENDATION “FOR” this Proposal
PROPOSAL NO. 1

ELECTION OF DIRECTORS

We are asking our shareholders to elect two Class I directors for a three-year term expiring at the 2028 annual meeting of shareholders and until such director’s successor is duly elected and qualified or until such director’s earlier death, resignation, disqualification, or removal. The table below sets forth information with respect to our nominees, who are currently serving as directors. Additional information about our director nominees and their qualifications can be found under the section entitled “Proposal No. 1 Election of Directors—Nominee to Our Board of Directors.”

Name	Age	Director Since

Angela Acharia	53	December 2021

Jonah Peretti	51	December 2021

PROPOSAL NO. 2

			BOARD’S RECOMMENDATION “FOR” this Proposal
APPROVAL TO AMEND THE 2021 EQUITY INCENTIVE PLAN TO INCREASE THE NUMBER OF SHARES OF COMMON STOCK AND EXTEND THE PLAN’S TERM

The purpose of the 2021 Equity Incentive Plan is to promote the interests of the company and our shareholders by aiding the company in attracting and retaining employees, officers, consultants, independent contractors, and non-employee directors capable of assuring the future success of the company, to provide such persons with opportunities for stock ownership in the company, and to offer such persons other incentives to put forth maximum efforts for the success of the company’s business. Shareholders are asked to approve the amendment of the 2021 Equity Incentive Plan to increase the number of shares of common stock of the company authorized for issuance under the 2021 Plan by 5,000,000 shares and extend the 2021 Plan’s term so that it expires 10 years from the effective date of the amendment.

PROPOSAL NO. 3

BOARD’S RECOMMENDATION “FOR” this Proposal
RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We are asking our shareholders to ratify the audit committee’s appointment of Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2025. Information regarding fees paid to Deloitte & Touche LLP during fiscal years 2024 and 2023 can be found under the section entitled “Proposal No. 3 Ratification of Appointment of Independent Registered Public Accounting Firm—Independent Registered Public Accounting Firm Fees and Services.”

GOVERNANCE AND BOARD HIGHLIGHTS
We are committed to good corporate governance, which strengthens the accountability of our board of directors and promotes the long-term interests of our shareholders. The list below highlights our independent board and leadership practices, as discussed further in this proxy statement.
INDEPENDENT BOARD AND LEADERSHIP PRACTICES
•Majority of directors are independent (four out of five current directors)
•All committees of our board of directors are composed of independent directors
•Active lead independent director who is elected annually and has well-defined rights and responsibilities separate from the Chairman of our board of directors
•Our audit committee oversees the company’s risk management strategy, ensuring the company develops appropriate risk mitigation techniques around cybersecurity, data privacy, legal and regulatory matters, and other critical evolving areas
•Our nominating, corporate governance, and corporate responsibility committee oversees our programs relating to corporate responsibility and sustainability, including environmental, social, and corporate governance matters
•Our nominating, corporate governance, and corporate responsibility committee reviews the succession plans for our senior management
•Independent directors conduct regular executive sessions
•Directors maintain open communication and strong working relationships with one another and have regular access to our management
•Directors conduct a robust annual board of directors and committee self-assessment process
•Board of directors adheres to related party transaction standards for any direct or indirect involvement of a director in the company’s business activities

BUZZFEED, INC.
229 West 43rd Street, 10th Floor
New York, New York 10036
PROXY STATEMENT FOR THE 2025 ANNUAL MEETING OF SHAREHOLDERS
April 14, 2025

MATERIALS PROVIDED TO YOU AND INFORMATION ABOUT SOLICITATION AND VOTING
INFORMATION ABOUT SOLICITATION AND VOTING
The accompanying proxy is solicited on behalf of the board of directors of BuzzFeed, Inc., a Delaware corporation (“BuzzFeed,” “we,” “us,” “our,” or the “company”), for use at our 2025 annual meeting of shareholders to be held virtually at https://www.cstproxy.com/buzzfeed/2025 on Tuesday, June 3, 2025 at 2:00 p.m. Eastern Time, and any adjournment or postponement thereof (the “Annual Meeting”). The Notice of Internet Availability of Proxy Materials, this proxy statement for the Annual Meeting, and the accompanying form of proxy were first distributed and made available on the Internet to our shareholders on or about April 14, 2025. An annual report for the fiscal year ended December 31, 2024 is available with this proxy statement by following the instructions in the Notice of Internet Availability of Proxy Materials. References to our website in this proxy statement are not intended to function as hyperlinks, and the information contained on our website is not intended to be incorporated into this proxy statement.

INTERNET AVAILABILITY OF PROXY MATERIALS
In accordance with SEC rules, we are using the Internet as our primary means of furnishing proxy materials to our shareholders. Consequently, most shareholders will not receive paper copies of our proxy materials. We will instead send these shareholders a Notice of Internet Availability of Proxy Materials with instructions for accessing the proxy materials, including our proxy statement and annual report, and voting via the Internet. The Notice of Internet Availability of Proxy Materials also provides information on how shareholders may obtain paper copies of our proxy materials if they so choose. We believe this rule makes the proxy distribution process more efficient, less costly, and helps in conserving natural resources.

GENERAL INFORMATION ABOUT THE MEETING
Purpose of the Annual Meeting
You are receiving this proxy statement because our board of directors is soliciting your proxy to vote your shares at the Annual Meeting with respect to the proposals described in this proxy statement. This proxy statement includes information that we are required to provide to you pursuant to the rules and regulations of the SEC and is designed to assist you in voting your shares.
Record Date; Quorum
Only holders of record of our Class A Common Stock or our Class B Common Stock at the close of business on April 4, 2025 (the “record date”) will be entitled to vote at the Annual Meeting. At the close of business on the record date, we had 37,181,861 shares of Class A Common Stock and 1,343,299 shares of Class B Common Stock outstanding and entitled to vote. At the close of business on the record date, our directors and executive officers and their respective affiliates beneficially owned and were entitled to vote 2,834,104 shares of Class A Common Stock and 1,309,354 shares of Class B Common Stock at the Annual Meeting, representing approximately 65% of the voting power of the shares of our Class A Common Stock and Class B Common Stock outstanding on such date. For 10 days prior to, and during, the Annual Meeting, a complete list of the shareholders entitled to vote at the Annual Meeting will be available for examination by any shareholder for any purpose relating to the Annual Meeting at the online meeting location (https://www.cstproxy.com/buzzfeed/2025).
The holders of a majority of the voting power of the issued and outstanding shares of our Class A Common Stock and our Class B Common Stock entitled to vote at the Annual Meeting as of the record date, voting together as a single class, must be present at the Annual Meeting in order to hold the Annual Meeting and conduct business. This presence is called a quorum. Your shares are counted as present at the Annual Meeting if you have properly submitted (and not properly revoked) a proxy or if you are present and vote in person at the Annual Meeting.
All shares referenced in this proxy statement are presented on a post-reverse stock split basis, reflecting the 1-for-4 reverse stock split that the company effectuated on May 6, 2024.
Participating in the Annual Meeting
•Instructions on how to attend the Annual Meeting are posted at https://www.cstproxy.com/buzzfeed/2025.
•You may log in to the meeting platform beginning at 1:45 p.m. Eastern Time on June 3, 2025. The meeting will begin promptly at 2:00 p.m. Eastern Time.
•If you are a registered holder (i.e., on the record date, your shares were registered directly in your name with our transfer agent, Continental Stock Transfer & Trust Company), you will need your control number provided in your proxy materials to attend, electronically vote, and ask questions during the Annual Meeting at https://www.cstproxy.com/buzzfeed/2025. If you lose your control number, you may join the Annual Meeting using the dial-in information provided at https://www.cstproxy.com/buzzfeed/2025, but you will not be able to vote or ask questions during the Annual Meeting.
•If you are a beneficial holder (i.e., on the record date, your shares were held in an account with a brokerage firm, bank, or other nominee), you may attend the Annual Meeting using the dial-in information provided at https://www.cstproxy.com/buzzfeed/2025. Because the organization that holds your shares is considered the shareholder of record, you may not vote your shares at the Annual Meeting unless you request and obtain a valid legal proxy from the organization that holds your shares giving you the right to vote them at the Annual Meeting. If you obtain a valid proxy from such organization and you properly submit that legal proxy to our transfer agent, Continental Stock Transfer & Trust Company at cstproxy@continentalstock.com, you will be provided a control number, which you will need to electronically vote during the Annual Meeting. You will also need that control number in order to ask questions at the Annual Meeting. If you intend to obtain a control number, please provide your legal proxy to our transfer agent no later than Friday, May 30, 2025. If you do not obtain a control number, or if you lose it, you may join the Annual Meeting using the dial-in information provided at https://www.cstproxy.com/buzzfeed/2025, but you will not be able to vote or ask questions during the Annual Meeting.
•You will need a control number provided by Continental Stock Transfer & Trust Company to submit a question during the Annual Meeting. If you are a registered holder or a beneficial holder who has received a control number, and you wish to submit a question during the Annual Meeting, log into the virtual meeting platform at https://

www.cstproxy.com/buzzfeed/2025, type your question into the “Submit a Question” field, and click “Submit.” If your question is properly submitted during the relevant portion of the meeting agenda, we will respond to your question during the live webcast, subject to time constraints. Questions that are substantially similar may be grouped and answered together to avoid repetition. We reserve the right to exclude questions that are irrelevant to meeting matters, are irrelevant to the business of BuzzFeed, are derogatory or in bad taste, relate to pending or threatened litigation, are personal grievances, or are otherwise inappropriate, in each case, as determined by the chair of the Annual Meeting.
•If, during the meeting, we experience technical difficulties (e.g., a temporary or prolonged power outage) or another significant problem that disrupts the meeting, we will determine what action is appropriate in light of the circumstances (e.g., reconvening the meeting, whether promptly or on a later date). In any such situation, we will notify shareholders of the decision via https://www.cstproxy.com/buzzfeed/2025. If you encounter technical difficulties accessing our meeting or asking questions during the meeting, a support line will be available on the login page of the virtual meeting website or you may call (917) 262-2373 for assistance.
Voting Rights; Required Vote
In deciding all matters at the Annual Meeting, each share of Class A Common Stock represents one vote and each share of Class B Common Stock represents 50 votes. You may vote all shares owned by you as of the record date, including (1) shares held directly in your name as the shareholder of record and (2) shares held for you as the beneficial owner in street name through a broker, bank, trustee, or other nominee. There are no dissenter or appraisal rights relating to the matters to be acted upon at the Annual Meeting.
Shareholder of Record: Shares Registered in Your Name. If, on the record date, your shares were registered directly in your name with our transfer agent, Continental Stock Transfer & Trust Company, then you are considered the shareholder of record with respect to those shares. As a shareholder of record, you may vote at the Annual Meeting or vote through the Internet or by filling out and returning the proxy card included with your proxy materials.
Beneficial Owner: Shares Registered in the Name of a Broker, Bank, Trustee, or Other Nominee. If, on the record date, your shares were held in an account with a brokerage firm, bank, trustee, or other nominee, then you are the beneficial owner of the shares held in street name. As a beneficial owner, you have the right to direct your nominee on how to vote the shares held in your account, and your nominee has enclosed or otherwise provided voting instructions for you to use in directing it on how to vote your shares. However, the organization that holds your shares is considered the shareholder of record for purposes of voting at the Annual Meeting. Because you are not the shareholder of record, you may not vote your shares at the Annual Meeting unless you request and obtain a valid proxy from the organization that holds your shares giving you the right to vote the shares at the Annual Meeting.
How are my votes counted?
•Election of Directors: Our directors are elected by a plurality of the votes cast with respect to the election of directors, which means that the individual or individuals nominated for election to our board of directors at the Annual Meeting receiving the highest number of “FOR” votes will be elected. With respect to Proposal No. 1, you may vote “FOR THE NOMINEE” or “WITHHOLD AUTHORITY FOR THE NOMINEE.”
•Amendment of the 2021 Plan: The approval to increase the number of shares reserved under the 2021 Plan and extend the 2021 Plan’s term will be obtained if the number of votes cast “FOR” the proposal at the Annual Meeting exceeds the number of votes “AGAINST” the proposal. You may vote “FOR” or “AGAINST” Proposal No. 2.
•Ratification of the section of Deloitte and Touche LLP: Ratification of the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2025 will be obtained if the number of votes cast “FOR” the proposal at the Annual Meeting exceeds the number of votes “AGAINST” the proposal. You may vote “FOR” or “AGAINST” Proposal No. 3.

Recommendations of Our Board of Directors on Each of the Proposals Scheduled to be Voted on at the Annual Meeting

Proposal		Board Recommendation	Page

Proposal No. 1	The election of the Class I directors named in this proxy statement	FOR the nominees	20

Proposal No. 2	Approval to amend the 2021 Equity Incentive Plan to increase the number of shares of Class A Common Stock and extend the plan’s term	FOR	24

Proposal No. 3	The ratification of the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2025	FOR	30

None of our non-employee directors or executive officers have any substantial interest in any matter to be acted upon except, in the case of Proposal No. 1, with respect to the directors so nominated and, with respect to Proposal No. 2, to the extent of their ownership of our Class A Common Stock and Class B Common Stock.
Abstentions; Broker Non-Votes
Under Delaware law, abstentions are counted as present and entitled to vote for purposes of determining whether a quorum is present. At the Annual Meeting, abstentions will have no effect on Proposal No. 1. For Proposal 2 or Proposal 3 abstentions will have the same effect as a vote “against” the proposal.
Broker non-votes occur when shares held by a broker for a beneficial owner are not voted because the broker did not receive voting instructions from the beneficial owner and lacked discretionary authority to vote the shares. Under Delaware law, broker non-votes are counted as present and entitled to vote for purposes of determining whether a quorum is present. However, brokers have limited discretionary authority to vote shares that are beneficially owned. While a broker is entitled to vote shares held for a beneficial owner on “routine” matters without instructions from the beneficial owner of those shares, absent instructions from the beneficial owner of such shares, a broker is not entitled to vote shares held for a beneficial owner on “non-routine” matters. At our Annual Meeting, only Proposal No. 3 is considered a routine matter and brokers have discretionary authority to vote shares that are beneficially owned on Proposal No. 3. If a broker chooses not to vote shares for or against Proposal No. 3, it would have the same effect as an abstention. If a broker chooses not to vote shares with respect to Proposal No. 1 or Proposal No. 2, it will have no effect on the proposal.

Voting Instructions; Voting of Proxies

Vote at the Meeting	Vote By Internet	Vote By Mail

If you are a registered holder, you may attend and vote at the Annual Meeting by visiting https://www.cstproxy.com/buzzfeed/2025. You will need your control number provided in your proxy materials to vote during the Annual Meeting.
Instructions on how to attend and participate via the Internet, including how to demonstrate proof of stock ownership, are posted at
https://www.cstproxy.com/buzzfeed/2025.

If you are a beneficial holder, you may attend and the Annual Meeting by visiting https://www.cstproxy.com/buzzfeed/2025. You may not vote your shares at the Annual Meeting unless you request and obtain a valid proxy from the organization that holds your shares giving you the right to vote the shares at the Annual Meeting. If you obtain a valid proxy from such organization, you will be provided a control number which you will need to vote during the Annual Meeting.

If you are a registered holder, you may vote prior to the Annual Meeting through the Internet. In order to do so, please follow the instructions shown on your proxy card.
If you are a beneficial holder, please follow the voting instructions the organization that holds your shares has enclosed or provided for you to use in directing it on how to vote your shares.

Complete, sign, and date the enclosed proxy card and promptly return it in the envelope provided or, if the envelope is missing, please mail your completed proxy card to:
Beneficial Holders:
If Broadridge is the intermediary for your broker, bank, trustee, or other nominee, Vote Processing, c/o Broadridge Financial Solutions, Inc., 51 Mercedes Way, Edgewood, New York 11717
If an agent other than Broadridge is the intermediary for your broker, bank, trustee, or other nominee, the address provided in your proxy card
Registered Holders:
Attn: Proxy Services, Continental Stock Transfer, 1 State Street – SC-1, New York, New York 10004-1561
Your completed, signed, and dated proxy card must be received prior to the Annual Meeting.

If you are not certain whether you are a record holder or beneficial holder, you may contact our transfer agent, Continental Stock Transfer & Trust Company, by phone at (917) 262-2373, or by e-mail at proxy@continentalstock.com.
Votes submitted through the Internet must be received by 11:59 p.m. Eastern Time on June 2, 2025. Submitting your proxy, whether through the Internet or by mail will not affect your right to vote in person should you decide to attend the Annual Meeting. If you are not the shareholder of record, please refer to the voting instructions provided by your nominee to direct your nominee on how to vote your shares. Your vote is important. Whether or not you plan to attend the Annual Meeting, we urge you to vote by proxy to ensure that your vote is counted.
All proxies will be voted in accordance with the instructions specified on the proxy card. If you sign a physical proxy card and return it without instructions as to how your shares should be voted on a particular proposal at the Annual Meeting, your shares will be voted in accordance with the recommendations of our board of directors stated above.
If you do not vote and you hold your shares in street name, and your broker does not have discretionary power to vote your shares, your shares may constitute “broker non-votes” (as described above) and will not be counted in determining the number of shares necessary for approval of the proposals. However, broker non-votes will be counted for the purpose of establishing a quorum for the Annual Meeting.
If you receive more than one proxy card, your shares are registered in more than one name or are registered in different accounts. To make certain all of your shares are voted, please follow the instructions included on each proxy card and vote each proxy card through the Internet, or by mail. If you intend to vote by mail, please complete, sign, and return each proxy card you received to ensure that all of your shares are voted.
We strongly recommend that you vote your shares in advance of the meeting as instructed above, even if you plan to attend the Annual Meeting virtually.

Revocability of Proxies
A shareholder of record who has given a proxy may revoke it at any time before it is exercised at the Annual Meeting by:
•delivering to our Corporate Secretary by mail a written notice stating that the proxy is revoked;
•signing and delivering a proxy bearing a later date;
•voting again through the Internet; or
•attending virtually and voting during the Annual Meeting (although attendance at the Annual Meeting will not, by itself, revoke a proxy).
Please note, however, that if your shares are held of record by a broker, bank, trustee, or other nominee and you wish to revoke a proxy, you must contact that firm to revoke any prior voting instructions.
Expenses of Soliciting Proxies
We will pay the expenses of soliciting proxies, including preparation, assembly, printing, and mailing of this proxy statement, the proxy, and any other information furnished to our shareholders. Following the original mailing of the soliciting materials, we and our agents, including directors, officers, and other employees, without additional compensation, may solicit proxies by mail, e-mail, telephone, facsimile, by other similar means, or in person. Following the original mailing of the soliciting materials, we will request brokers, custodians, nominees, and other record holders to forward copies of the soliciting materials to persons for whom they hold shares and to request authority for the exercise of proxies. In such cases, we, upon the request of the record holders, will reimburse such holders for their reasonable expenses. If you choose to access the proxy materials or vote through the Internet, you are responsible for any Internet access charges you may incur.
Voting Results
Voting results will be tabulated and certified by the inspector of elections appointed for the Annual Meeting. The preliminary voting results will be announced at the Annual Meeting. The final results will be tallied by the inspector of elections and filed with the SEC in a Current Report on Form 8-K within four business days of the Annual Meeting.

BOARD OF DIRECTORS AND COMMITTEES OF THE BOARD OF DIRECTORS;
CORPORATE GOVERNANCE STANDARDS AND DIRECTOR INDEPENDENCE
We are strongly committed to good corporate governance practices. These practices provide an important framework within which our board of directors and management can pursue our strategic objectives for the benefit of our shareholders.
Corporate Governance Guidelines
Our board of directors has adopted Corporate Governance Guidelines to further its goal of providing effective governance of our business and affairs for the long-term benefit of our shareholders. A copy of the Corporate Governance Guidelines is available free of charge on the “Investor Relations” section of our website, which is located at https://investors.buzzfeed.com, in the “Corporate Governance” section under “Documents & Charters.” The nominating, corporate governance, and corporate responsibility committee is responsible for periodically reviewing the Corporate Governance Guidelines and recommending changes as appropriate to ensure the effective functioning of the board of directors and corporate governance.
Independence of Directors
The listing rules of The Nasdaq Stock Market LLC (“Nasdaq”) generally require that a majority of the members of a listed company’s board of directors be independent within the meaning of Nasdaq Listing Rule 5605(a)(2). In addition, the listing rules generally require that, subject to specified exceptions, each member of our audit, compensation, nominating, corporate governance, and corporate responsibility committees be independent. In addition:
•members of the audit committee must: (1) satisfy the independence criteria set forth in Rule 10A-3 of the Exchange Act; (2) not have participated in the preparation of our financial statements at any time during the three years prior to the determination; and (3) be able to read and understand fundamental financial statements, including a company's balance sheet, income statement, and cash flow statement. Additionally, each company must certify that it has, and will continue to have, at least one member of the audit committee who has past employment experience in finance or accounting, requisite professional certification in accounting, or any other comparable experience or background which results in the individual's financial sophistication, including being or having been a chief executive officer, chief financial officer, or other senior officer with financial oversight responsibilities; and
•members of the compensation committee must: (1) satisfy the independence criteria set forth in Rule 10C-1 of the Exchange Act and Nasdaq Listing Rule 5605(d)(2); and (2) be a “non-employee director” within the meaning of Rule 16b-3 of the Exchange Act.
Our board of directors conducts an annual review of the independence of our directors. Based on information provided by each director concerning their background, employment, and affiliations, our board of directors determined that Angela Acharia, Gregory Coleman, Janet Rollé, and Adam Rothstein, representing four of our five current directors, are “independent directors” as defined under the applicable rules, regulations, and listing requirements of Nasdaq and the applicable rules and regulations promulgated by the SEC. Our board of directors has also determined that all members of our audit committee, compensation committee, and nominating, corporate governance, and corporate responsibility committee are independent and satisfy any relevant SEC and Nasdaq independence requirements for such committees.
Board of Directors and Committee Self-Evaluations
Throughout the year, our board of directors discusses corporate governance practices with management and third-party advisors to ensure that the board of directors and its committees follow practices that are optimal for the company and its shareholders. Based on an evaluation process recommended by our nominating, corporate governance, and corporate responsibility committee pursuant to the committee’s authority set forth in its charter, our board of directors conducts an annual self-evaluation in order to determine whether the board of directors and its committees are functioning effectively.
Board Leadership Structure
The nominating, corporate governance, and corporate responsibility committee periodically considers the leadership structure of our board of directors and makes such recommendations to our board of directors with respect thereto. When the positions of chairperson and chief executive officer are held by the same person, our board of directors may designate a “lead independent director.” In cases in which the chairperson and chief executive officer are the same person, the chairperson schedules and sets the agenda for meetings of our board of directors in consultation with the lead independent director, and the chairperson, or if the chairperson is not present, the lead independent director, chairs such meetings.
Our board of directors believes that it should maintain flexibility to select the chairperson of our board of directors and adjust our board leadership structure from time to time. Mr. Peretti, our Chief Executive Officer, is currently the Chairman of our board of directors. Our board of directors determined that having our Chief Executive Officer also serve as the chairperson of our board of directors provides us with optimally effective leadership and is in our best interests and those of our shareholders. Mr. Peretti founded, and has led, our company since its inception. Our board of directors believes that Mr. Peretti’s strategic vision for our business, his in-depth knowledge of our operations and the technology and media industry, and his experience serving on our board of directors and as Chief Executive Officer since our inception make him well qualified to serve as both chairperson of our board of directors and Chief Executive Officer.
Because Mr. Peretti serves in both these roles, our independent directors appointed a lead independent director, who has the roles and responsibilities described below under “—Lead Independent Director with Defined Roles and Responsibilities.”
Our board of directors believes that its independence and oversight of management is maintained effectively through this leadership structure, the composition of our board of directors, and our other sound corporate governance policies and practices.
Lead Independent Director with Defined Role and Responsibilities
As noted above, our board of directors recognizes that in circumstances like ours where the positions of Chairman and Chief Executive Officer (“CEO”) are combined, a strong lead independent director with a clearly defined role and set of responsibilities is paramount for constructive and effective leadership.
The position of lead independent director at BuzzFeed comes with significant authority and responsibilities pursuant to our Corporate Governance Guidelines, including:
•calling meetings of the independent directors;
•presiding over executive sessions of the independent directors;
•serving as principal liaison between the independent directors and the chairperson of the board of directors;
•disseminating information to the rest of the board of directors;
•communicating with shareholders and other stakeholders on behalf of our board of directors and company under appropriate circumstances;
•providing leadership to the board of directors if circumstances arise in which the role of the chief executive officer and chairperson may be, or may be perceived to be, in conflict;
•reviewing and approving agendas and meeting schedules to assure that there is sufficient time for discussion of all agenda items, and information provided to the board of directors; and
•performing other functions and responsibilities as requested by the board of directors from time to time.
Mr. Rothstein currently serves as our board’s lead independent director. Mr. Rothstein, who also chairs our board’s audit committee, has served as a member of our board of directors since the closing of the merger of BuzzFeed’s predecessor company (“Legacy BuzzFeed”) with 890 5th Avenue Partners, Inc. in December 2021 (the “business combination”). Given that he has been on our board since we became publicly traded and currently sits on the boards of directors of several other early- and mid-stage technology and media companies, Mr. Rothstein has a deep understanding of our business and the technology sector more broadly and, as such, our board of directors believes he is well qualified to serve as the lead independent director.

Non-Employee Director Meetings
The non-employee directors meet in regularly scheduled executive sessions without management to promote open and honest discussions. As noted above, our lead independent director is the presiding director at these meetings.

Committees of Our Board of Directors
Our board of directors has established three standing committees: an audit committee, a compensation committee, and a nominating, corporate governance, and corporate responsibility committee. The composition and responsibilities of each committee are described below.

	Audit Committee	Compensation Committee	Nominating, Corporate Governance, And Corporate Responsibility
Angela Acharia
Gregory Coleman
Jonah Peretti
Janet Rollé
Adam Rothstein

= Chairperson
= Member
A copy of the charters for each committee are available, without charge, upon request in writing to BuzzFeed, Inc., 229 West 43rd Street, 10th Floor, New York, New York 10036, Attn: Chief Legal & Compliance Officer and Corporate Secretary, or in the “Investors” section of our website, which is located at https://investors.buzzfeed.com, by clicking on “Documents & Charters” in the “Corporate Governance” section of our website.
Our board may also form new committees from time-to-time and, in September 2023, our board formed a special committee to provide advice and guidance to management in connection with material transactions proposed by management, the members of which are Messrs. Coleman and Rothstein (as Chairperson) and Ms. Acharia.
Committee members serve until their resignations or until otherwise determined by our board of directors.
Audit Committee
Our audit committee is currently composed of Mr. Rothstein, who is the chairperson, and Mr. Coleman and Ms. Rollé. There are no changes anticipated following the Annual Meeting.

As noted above (see “—Board Leadership Structure” above), each member of our audit committee is independent under the relevant Nasdaq listing rules and SEC rules and regulations for audit committee members.
Each member of our audit committee is also able to read and understand fundamental financial statements and is financially literate as required by the Nasdaq listing requirements. Further, our board of directors has also determined that Mr. Rothstein is an “audit committee financial expert” as defined in Item 407(d)(5)(ii) of Regulation S-K promulgated under the Securities Act and the Exchange Act (“Regulation S-K”). This designation does not impose any duties, obligations, or liabilities that are greater than those generally imposed on members of our audit committee and our board of directors.
We have adopted an audit committee charter which outlines the principal functions of the audit committee, which include:
•reviewing and discussing with our management and our independent registered public accounting firm, our financial results and other public announcements regarding our operating results;
•selecting a firm to serve as our independent registered public accounting firm to audit our financial statements (see “Proposal No. 3 Ratification of Appointment of Independent Registered Public Accounting Firm” below) and overseeing the work of that firm;
•ensuring the independence of the independent registered public accounting firm and assessing its qualifications and performance;

•discussing the scope and results of the audit with the independent registered public accounting firm and reviewing, with management and that firm, our interim and year-end operating results;
•approving, or as permitted, pre-approving all audit and non-audit services to be performed by the independent registered public accounting firm (see “Proposal No. 3 Ratification of Appointment of Independent Registered Public Accounting Firm—Policy on Audit Committee Pre-Approval of Audit and Permissible Non-Audit Services of Independent Registered Public Accounting Firm” below);
•providing oversight over the design, integrity, implementation, adequacy, and effectiveness of our disclosure controls and procedures and our internal controls, including establishing procedures for employees to anonymously submit concerns about questionable accounting or audit matters;
•reviewing with management our major financial risks and operational exposures, and the steps management has taken to monitor or mitigate them, including our procedures, related policies with respect to risk assessment and enterprise risk management, and procurement of insurance (see “—Risk Oversight—Our Board’s Role in Risk Oversight” below);
•overseeing our ethics and compliance program, including reviewing with management our Code of Conduct, reassessing its adequacy and recommending any proposed changes to our board for approval (see “—Code of Conduct” below) and reviewing with management our programs for promoting and monitoring compliance with legal and regulatory requirements; and
•reviewing related-party transactions in accordance with our related-party transactions policy (see “Certain Relationships and Related Party Transactions—Policies and Procedures for Related-Person Transaction” below).
Compensation Committee
Our compensation committee is currently composed of Mr. Coleman, who is the chairperson, and Mses. Acharia and Rollé and, assuming Ms. Acharia is re-elected, there are no changes anticipated following the Annual Meeting.
As noted above (see “—Board Leadership Structure” above), each member of our compensation committee is independent under the relevant Nasdaq listing rules and SEC rules and regulations for compensation committee member and is also a non-employee director within the meaning of Rule 16b-3 of the Exchange Act. Our board has also determined that Mr. Coleman also satisfies these requirements.
We have adopted a compensation committee charter which outlines the principal functions of the compensation committee, which include:
•establishing our overall compensation philosophy;
•approving the compensation of our chief executive officer and our other executive officers;
•reviewing, and recommending to our board of directors, the compensation of our non-employee directors;
•administering our cash- and equity-based incentive plans and our 401(k) plan;
•overseeing the development, implementation, and effectiveness of our strategies, initiatives, policies, and programs relating to human capital management, including with respect to the talent acquisition, retention and attrition, and diversity and inclusion (see “—Human Capital” below);
•reviewing with management our major compensation-related risk exposures and the steps management has taken to monitor or mitigate such exposures;
•reviewing and administering our stock ownership guidelines (see “—Stock Ownership Guidelines’) below; and
•reviewing and administering our policy for the recovery of erroneously awarded compensation adopted in accordance with the Exchange Act, a copy of which is filed as an exhibit to our annual report on Form 10-K for the fiscal year ended December 31, 2024 (the “2024 Form 10-K”).

Nominating, Corporate Governance, and Corporate Responsibility Committee
Our nominating, corporate governance, and corporate responsibility committee is currently composed of Ms. Rollé, who is the chairperson, and Ms. Acharia and Mr. Coleman. Assuming Ms. Acharia is re-elected, there are no changes anticipated following the Annual Meeting.
As noted above (see “—Board Leadership Structure” above), each member of our nominating, corporate governance, and corporate responsibility committee is independent under the relevant Nasdaq listing rules and SEC rules and regulations.
We have adopted a nominating, corporate governance, and corporate responsibility committee charter which outlines the principal functions of the nominating, corporate governance, and corporate responsibility committee, which include:
•identifying and recommending candidates for membership on our board of directors;
•making recommendations to our board of directors regarding the size, structure, and composition of the board and its committees;
•makes such recommendations to our board of directors with respect to its leadership structure (see “—Board Leadership Structure” above);
•reviewing the succession plans for our senior management positions and reporting its recommendations to our board of directors;
•advising our board of directors on corporate governance matters, including developing, and recommending to our board of directors, corporate governance principles (see “—Corporate Governance Guidelines” above);
•overseeing the process of annually evaluating the performance of our board of directors;
•reviewing proposed waivers of our Code of Conduct for directors and executive officers (see “—Code of Conduct” below); and
•assisting our board of directors in overseeing any program relating to corporate responsibility and sustainability, including environmental, social, and corporate governance (“ESG”) matters.
Our Board’s Oversight of Corporate Strategy
Our board of directors actively oversees our management’s establishment and execution of corporate strategy, including major business and organizational initiatives, annual budget and long-term strategic plans, capital allocation priorities, potential corporate development opportunities, periodic review of financial performance, and risk management. At its regularly scheduled meetings and throughout the year, our board of directors receives information and formal updates from our management and actively engages with the senior leadership team with respect to our corporate strategy. Our board of directors’ diverse skill set and experience enhances our board of directors’ ability to support management in the execution and evaluation of our corporate strategy. The independent members of our board of directors also hold regularly scheduled executive sessions at which strategy is discussed.
Risk Oversight
Our management has the day-to-day responsibility of assessing and managing our risk exposure, and our board of directors and its committees oversee those efforts.
Our Board’s Role in Risk Oversight
Our board of directors, as a whole, has responsibility for overseeing our risk management process, although the committees of our board of directors oversee and review risk areas that are particularly relevant to them, as described below. The risk oversight responsibility of our board of directors and its committees is supported by our management reporting processes, including those described below under “—Managements’ Role in Risk Oversight.”
Our board of directors oversees the financial, strategic, and operational risks we face, including those associated with our business strategy, significant litigation and regulatory exposures, and other matters that may present material risk to our financial performance, operations, plans, prospects, or reputation. The board also evaluates our management’s approach to addressing such risks. Our board of directors also evaluates the risks inherent in all significant transactions.

The full board has delegated responsibility for certain areas of risk to each of its standing committees:
•Audit Committee. In addition to its oversight of our disclosure controls, the audit committee has general oversight with respect to our major strategic, financial, operational, and security risk exposures, and has explicit oversight with respect to cybersecurity and other information technology risks, ethics and compliance-related risks, and legal and regulatory-related risks. Part of this oversight includes monitoring the steps our management has taken to assess and control these risk exposures, including any guidelines and policies governing the process by which management assesses risk and mitigates such assessed risks.
•Compensation Committee. The compensation committee reviews risk exposures associated with compensation programs and arrangements, including incentive plans.
•Nominating, Corporate Governance, and Corporate Responsibility Committee. The nominating, corporate governance, and corporate responsibility committee reviews risk exposures relating to corporate responsibility and sustainability, including ESG matters.
Our board (including its standing committees) receives detailed regular reports from, and regularly engages in discussion with, members of our management and other employees with respect to assessments, and potential mitigation of, the risks and exposures involved with their respective areas of responsibility. All significant actions of this nature which are done at the meeting level are reported to the full board.
Our board believes that a fundamental part of risk management is not only understanding the most significant risks a company faces and what steps management is taking to monitor and control those risks, but also understanding what level of risk is appropriate. The involvement of the full board in reviewing our business and related risk exposures is an integral aspect of its assessment of our risk profile and appropriate level of risk. Our board appreciates the evolving nature of our business and industry, and is actively involved with monitoring new threats and risks as they emerge.
Managements’ Role in Risk Oversight
As noted above, our management is responsible for identifying, aggregating, monitoring, measuring, reporting, and managing risks. This includes developing guidelines and policies governing the process by which such actions are undertaken. We have internal management committees that support this process, including:
•Risk and Compliance Committee. The Risk and Compliance Committee (“RCC”) consists of executive officers and other senior delegates across all business functions within BuzzFeed and is co-chaired by our Chief Legal & Compliance Officer and Corporate Secretary, who reports to our Chief Executive Officer, and our Senior Director, SOX Internal Controls, who reports to our Chief Financial Officer. The RCC serves as a forum to consider operational, compliance, and ethics risks comprehensively, and combat siloed, duplicative, or conflicting risk management programs.
•Disclosure Committee. The Disclosure Committee consists of executive officers and senior delegates across finance, legal, investor relations, communications, operations, and other business and editorial functions within BuzzFeed. The Disclosure Committee is responsible for, among other things, assisting our Chief Executive Officer and Chief Financial Officer in monitoring the integrity and effectiveness of our disclosure controls and procedures, which are part of, and therefore are uniformly aligned with, our risk oversight process.
Board and Committee Meetings and Attendance
During 2024, our board of directors met twenty-five times and acted by unanimous written consent three times; the audit committee met nine times; the compensation committee met seven times and acted by unanimous written consent three times; and the nominating, corporate governance, and corporate responsibility committee met four times and acted by unanimous written consent three times. During the fiscal year ended December 31, 2024, each of our incumbent directors attended more than 75% of the aggregate of (i) the number of meetings of the board of directors held during the period in which he or she was a director and (ii) the number of meetings of the committees on which he or she served, except for Ms. Acharia.

Board Attendance at Annual Shareholders’ Meeting
Our policy is to invite and encourage each member of our board of directors to be present at our annual meetings of shareholders. At our 2024 annual meeting of shareholders, all but one director was in attendance.

Communication with Directors
Shareholders and interested parties who wish to communicate with our board of directors, non-management members of our board of directors as a group, a committee of our board of directors, or a specific member of our board of directors (including our chairperson or lead independent director) may do so by letters addressed to the attention of our Corporate Secretary.
This process assists our board of directors in reviewing and responding to shareholder communications. The board of directors has instructed the Corporate Secretary to review correspondence directed to the board of directors and, at his discretion, to forward items that he deems to be appropriate for the board of directors’ consideration. Unsolicited items, sales materials, abusive, threatening, or otherwise inappropriate materials, and other routine items and items unrelated to the duties and responsibilities of our board of directors will not be provided to directors.
The address for these communications is:
BuzzFeed, Inc.
c/o Chief Legal & Compliance Officer and Corporate Secretary
229 West 43rd Street, 10th Floor
New York, New York 10036
Code of Conduct
We have adopted a code of ethics—our Code of Conduct—that applies to all of the members of our board of directors, officers, and employees, and we expect our agents and contractors to conform to the standards of our Code of Conduct. Our Code of Conduct is posted on the “Investor Relations” section of our website, which is located at https://investors.buzzfeed.com, in the “Corporate Governance” section under “Documents & Charters.” We intend to satisfy the disclosure requirement under Item 5.05 of Form 8-K regarding amendment to, or waiver from, a provision of our Code of Conduct by posting such information on our website at the address and location specified above.
Policy for the Recovery of Erroneously Awarded Compensation
We have adopted a Policy for the Recovery of Erroneously Awarded Compensation that provides for the recovery of certain executive compensation in the event of an accounting restatement resulting from material noncompliance with financial reporting requirements under the federal securities laws. A copy of our Policy for the Recovery of Erroneously Awarded Compensation was filed as Exhibit 97.1 to our 2024 Form 10-K.
Insider Trading Arrangements and Policies
We are committed to promoting high standards of ethical business conduct and compliance with applicable laws, rules, and regulations. As part of this commitment, we have adopted a Securities Trading Policy that governs the purchase, sale, and/or other dispositions of our securities by the company, our directors, officers, employees, consultants, contractors, freelancers, and certain affiliated or associated entities, including their immediate family members. This policy is designed to promote compliance with insider trading laws, rules, and regulations, as well as the Nasdaq listing requirements. A copy of our Securities Trading Policy was filed as Exhibit 19.1.1 to our 2024 Form 10-K.
Policy Prohibiting Insider Trading, Hedging and Pledging
Our Securities Trading Policy also prohibits our directors and officers and the other persons to which it applies from (1) engaging in hedging or monetization transactions involving our securities, such as zero cost collars and forward sales contracts, or from contributing our securities to exchange funds in a manner that could be interpreted as hedging and (2) holding our securities in a margin account or pledging our securities as collateral for a loan except in certain limited circumstances pre-approved by our chief legal officer involving the pledge our securities as collateral for a loan by someone who clearly demonstrates the ability to repay the loan without selling such securities.
Equity Grant Procedures
The compensation committee is the primary body responsible for approving equity awards, with limited delegation to the chief executive officer for non-executive personnel. All equity awards were made in accordance with the 2021 Plan. Although we do not have a formal policy with respect to the timing of our equity awards and do not take material public information into account when determining the timing and terms of such awards, when granting equity awards, the compensation committee considers the timing, pricing, and conditions to mitigate risks of stock price manipulation or conflicts of interest.
During our fiscal year ended December 31, 2024, we have not timed the disclosure of material nonpublic information for the purpose of affecting the value of executive compensation.
Stock Ownership Guidelines
In order to align the interests of our management and our board of directors with those of our shareholders, we believe that every executive officer and director should maintain a meaningful ownership stake in the company. Accordingly, in December 2022, our board of directors adopted guidelines providing that: (1) our chief executive officer is expected to beneficially own shares of our common stock with a value at least equal to five times his or her then-current annual base salary; (2) each other executive officer is expected to beneficially own shares of our common stock with a value at least equal to two times his or her then-current annual base salary; and (3) each of our non-employee directors is expected to beneficially own shares of our common stock with a value at least equal to five times his or her then-current annual retainer. Unvested restricted stock units representing the right to receive shares of our Class A Common Stock (“RSUs”) are counted for purposes of determining compliance with these guidelines.
The individuals subject to these guidelines are expected to accumulate the required stock within five years (so that any person who has been subject to the guidelines since the date on which these guidelines were adopted in 2022 should be in compliance by 2027, and any person who subsequently becomes subject to them (e.g., upon their election as an executive officer or non-employee director) has five years from the date on which they become subject to them to be in compliance). Further, if any such executive does not satisfy these guidelines within the five-year period, then, until he or she satisfies the guidelines, he or she will be required to hold 50% of the net shares received upon exercise of options or upon the vesting of RSUs, and if any such director does not satisfy these guidelines within the five-year period, then, until he or she satisfies the guidelines, he or she will be required to hold 100% of the net shares received upon the vesting of RSUs.
None of our executive officers or non-employee directors have been subject to the guidelines for five or more years.
Human Capital
At BuzzFeed, we are committed to a structure that promotes effective policy and decision making at both the board of directors and management level. Currently, the board and its committees review, and discuss with our management, matters related to human capital, including talent development, workplace culture, and compensation and benefits.
Our Employees
We consider the management of our global talent to be essential to the ongoing success of our business. As of December 31, 2024, we had 611 employees located across seven countries. As of December 31, 2024, approximately 16.4% of our employees were unionized, with certain employees associated with BuzzFeed Canada, Inc. in Canada belonging to the Canadian Media Guild, and certain employees associated with HuffPost in the U.S. belonging to the Writers Guild of America, East.
In December 2024, we completed the sale of certain assets and liabilities relating to the business of First We Feast; however, these former employees remained on our payroll until January 1, 2025. Additionally, in February 2025, we announced plans to reduce expenses by implementing an approximately 5% reduction in our then-current workforce. Following the execution of these combined actions, the company had 558 employees as of March 12, 2025.
We are focused on supporting our employees across the full employee lifecycle from recruitment to onboarding through ongoing development, and have implemented programs designed to support both career satisfaction and overall wellness. We offer access to a range of wellness services addressing mental health, family support, child care, and other areas.
Our Culture
At BuzzFeed, we value openness and collaboration, experimentation and growth, and diversity of thought and experience. This is demonstrated through our content, as well as in the way we work together within the company. We aspire to provide outstanding people experiences through our workplace practices, benefits, employee programs, communication, and diversity.
•We believe in having a direct relationship between employees and management where ideas are shared and both work together toward a common purpose.
•We believe in the principle of equal pay for equal work and having compensation programs that provide for such equality.
•We believe in treating each other respectfully and employing principles of fairness when concerns or problems arise.
•We are committed to demonstrating diversity of thought, background, and experience across all functions and levels.
•We believe in supporting the wellness of our employees and their dependents, in championing progressive changes where needed, and adjusting our policies to address the changing needs of employees.
•We believe that people should be able to bring their whole self to work, and feel that the workplace is supportive and inclusive.
Diversity, Inclusion, and Belonging
At BuzzFeed, we value Diversity, Inclusion & Belonging (“DI&B”) and strive to weave this value into everything we do. We attract a diverse group of employees that reflect the world we are trying to reach through our content and we welcome the unique skills, experiences, and backgrounds each employee brings to the table every day. Since 2014, we have been committed to holding ourselves accountable to this work by publishing our diversity and demographics report annually. As of December 31, 2024, Black, Indigenous and People of Color (“BIPOC”) employees constituted 38% of our employee population. In addition, 62% of our employee population identifies as female.
We continually refine our approach to hiring, training, career development, and education to support our mission of DI&B. Our recruiting team continues to be intentional about our diversity strategy to ensure that the company hires and retains talent with diverse perspectives and backgrounds. In the recruitment and hiring process, we also emphasize educating all team members involved about internal and unconscious biases and how to overcome them, and ensuring that all job descriptions and interview processes are inclusive and accessible. BuzzFeed is committed to increasing the representation of diverse employees and we have concentrated our efforts to both advance and retain current diverse employees.
We are committed to ensuring our culture allows employees to bring their authentic selves to work every day. We want all employees to feel safe and supported.
In 2024, we continued to develop and launch key educational opportunities, including Identity and Allyship training, and host a myriad of Heritage Month educational events, learning opportunities, and social events sponsored by the DI&B team, BuzzFeed employee resource groups, and the DI&B Council.

NOMINATIONS PROCESS AND DIRECTOR QUALIFICATIONS
Nomination to the Board of Directors
Candidates for nomination to our board of directors are selected by our board of directors based on the recommendation of the nominating, corporate governance, and corporate responsibility committee in accordance with the committee’s charter, our second amended and restated certificate of incorporation, as amended (our “certificate of incorporation”), our restated bylaws (our “bylaws”), and the criteria approved by our board of directors regarding director candidate qualifications. In recommending candidates for nomination, the nominating, corporate governance, and corporate responsibility committee considers candidates recommended by directors, officers, employees, shareholders, and others, using the same criteria to evaluate all candidates. Evaluations of candidates generally involve a review of background materials, internal discussions, and interviews with selected candidates as appropriate and, in addition, the committee may engage consultants or third-party search firms to assist in identifying and evaluating potential nominees.
Additional information regarding the process for properly submitting shareholder nominations for candidates for membership on our board of directors is set forth below under “Additional Information—shareholder Proposals and Nominations to be Included or Considered at Next Annual Meeting.”
Director Qualifications
With the goal of developing a diverse, experienced, and highly qualified board of directors, the nominating, corporate governance, and corporate responsibility committee is responsible for developing, and recommending to our board of directors, the desired qualifications, expertise, and characteristics of members of our board, including any specific minimum qualifications that the committee believes must be met by a committee-recommended nominee for membership on the board and any specific qualities or skills that the committee believes are necessary for one or more of the members of our board of directors to possess.
Because the identification, evaluation, and selection of qualified directors is a complex and subjective process that requires consideration of many intangible factors, and will be significantly influenced by the particular needs of our board of directors from time to time, our board of directors has not adopted a specific set of minimum qualifications, qualities, or skills that are necessary for a nominee to possess, other than those that are necessary to meet U.S. legal, regulatory, and the Nasdaq listing requirements and the provisions of our certificate of incorporation, our bylaws, and the charters of the committees of our board of directors. In addition, neither our board of directors nor its nominating, corporate governance, and corporate responsibility committee has a formal policy with regard to the consideration of diversity in identifying nominees. When considering nominees, the nominating, corporate governance, and corporate responsibility committee may take into consideration many factors including, among other things, a candidate’s independence, integrity, skills, financial and other expertise, breadth of experience, knowledge about our business or industry, and ability to devote adequate time and effort to responsibilities of our board of directors in the context of its existing composition. Through the nomination process, the nominating, corporate governance, and corporate responsibility committee seeks to promote board membership that reflects a diversity of business experience, expertise, viewpoints, personal backgrounds, and other characteristics that are expected to contribute to our board of directors’ overall effectiveness. The brief biographical description of each director set forth in Proposal No. 1 below includes the primary individual experience, qualifications, attributes, and skills of each of our directors that led to the conclusion that each director should serve as a member of our board of directors at this time.

See below for the diversity matrix of our board of directors as of April 14, 2025:

Board Diversity Matrix (as of April 14, 2025)
Total Number of Directors: 5 directors
	Female	Male	Non-Binary	Did Not Disclosure Gender
Gender Identity
Directors	2	3	—	—
Demographic Background
African American or Black	1	—	—	—
Alaskan Native or Native American	—	—	—	—
Asian	1	—	—	—
Hispanic or Latinx	—	—	—	—
Native Hawaiian or Pacific Islander	—	—	—	—
White	—	3	—	—
Two or More Races or Ethnicities	—	—	—	—
LGBTQ+	—	—	—	—
Did Not Disclose Demographic Background	—	—	—	—
Vacancies on the Board of Directors
Our certificate of incorporation and our bylaws provide that the authorized number of directors may be set and changed only by resolution of our board of directors. Unless our board of directors determines that vacancies on the board of directors will be filled by our shareholders, such vacancies may be filled only by the affirmative vote of a majority of the directors then in office, even if less than a quorum, or by a sole remaining director. Any director elected to fill a vacancy will hold office until the next election of the class to which such director has been assigned and until his or her successor is duly elected and qualified or until his or her earlier death, disqualification, resignation, or removal.

PROPOSAL NO. 1
ELECTION OF DIRECTORS
Our board of directors currently consists of five directors and is divided into three classes. Each class serves for three years, with the terms of office of the respective classes expiring in successive years. Directors in Class I will stand for election at the Annual Meeting.
At the recommendation of our nominating, corporate governance, and corporate responsibility committee, our board of directors proposes that the nominees named below, who are currently serving as directors in Class I, be elected as a Class I directors for a three-year term expiring at the 2028 annual meeting of shareholders and until such director’s successor is duly elected and qualified or until such director’s earlier death, resignation, disqualification, or removal. Our directors are elected by a plurality of the votes cast with respect to the election of directors. Each director will be elected by a plurality of the votes cast, which means that the two individuals nominated for election to our board of directors at the Annual Meeting receiving the highest number of “FOR” votes will be elected. The nominees have consented to being named in this proxy statement and to serve if elected. Shares represented by proxies will be voted “FOR” the election of the nominees named below, unless the proxy is marked to withhold authority to so vote. If the nominees for any reason are unable to serve or for good cause will not serve, the proxies may be voted for such substitute nominee as the proxy holder might determine. Proxies may not be voted for more than one director.
The terms of office of directors in Class II and Class III do not expire until the annual meetings of shareholders held in 2026 and 2027, respectively.
Nominees to Our Board of Directors
The nominees and their ages, positions, and length of service on our board of directors as of the date of this proxy statement, are provided in the table below and in the additional biographical descriptions set forth in the text below the table.

Name of Director/Nominee	Age	Position	Director Since
Angela Acharia (1)(2)(3)	53	Director	December 2021
Jonah Peretti (4)	51	Director	December 2021
________
(1)Member of compensation committee
(2)Member of the nominating, corporate governance, and corporate responsibility committee
(3)Ms. Acharia was initially appointed to the board of directors pursuant to the terms of the Voting Agreement
(4)Mr. Peretti was a director of Legacy BuzzFeed from 2006 until the closing of the business combination
Angela (Anjula) Acharia has been a member of our board of directors since the closing of the business combination. Ms. Acharia is the founder and Chief Executive Officer of A-Series Investments and Management, a management and investment vehicle, and serves as a talent strategist and strategic investor and advisor to numerous consumer technology and consumer packaged goods companies. Ms. Acharia also manages actress Priyanka Chopra. In 2006, Ms. Acharia co-founded Desi Hits!, a multi-platform media company that produces and distributes fusion entertainment content aimed at the South Asian diaspora, where she pioneered the merging of global cultures by introducing top-tier American musical artists to India. Prior to that, Ms. Acharia was a Senior Partner at Forsyth Group and a Director at TMP Worldwide. Ms. Acharia holds a B.A. from Middlesex University. We believe that Ms. Acharia is qualified to serve as a member of our board of directors due to her extensive investment experience and advisory experience relating to consumer technology companies and the entertainment industry.

Jonah Peretti has served as our Chief Executive Officer and a member of our board of directors since the closing of the business combination and was previously Chief Executive Officer and a member of the board of directors of Legacy BuzzFeed since its formation in 2006. Prior to founding BuzzFeed, Mr. Peretti cofounded TheHuffingtonPost.com, Inc., a digital publisher of news, lifestyle and popular culture content, and served in various management roles there from the company’s founding until its sale to AOL Inc. in 2011. Mr. Peretti holds an M.S. from the Massachusetts Institute of Technology Media Lab and a B.S. in Environmental Science from University of California, Santa Cruz. We believe Mr. Peretti is qualified to serve as a member of our board of directors because of the historical knowledge, operational expertise, and continuity he brings to the company, as well as his industry experience.

Continuing Directors
The directors who are serving for terms that end after the Annual Meeting and their ages, occupations, and length of service on our board of directors as of the date of this proxy statement are provided in the table below and in the additional biographical descriptions set forth in the text below the table.

Name of Director	Age	Position	Director Since
Class II Directors:
Janet Rollé (1)(2)(3)	63	Director	December 2021
Adam Rothstein *(4)(5)	53	Director	December 2021
Class III Directors:
Gregory Coleman (1)(6)(7)(8)	70	Director	December 2021
________
*    Lead independent director
(1)Member of the audit committee
(2)Chairperson of the nominating, corporate governance, and corporate responsibility committee
(3)Member of the compensation committee
(4)Chairperson of the audit committee
(5)Mr. Rothstein was initially appointed to the board of directors pursuant to the terms of the Voting Agreement (as defined in, and further described below under, “Certain Relationships and Related Party Transactions—Voting Agreement”)
(6)Chairperson of the compensation committee
(7)Member of the nominating, corporate governance, and corporate responsibility committee
(8)Mr. Coleman was initially appointed to the board of directors pursuant to the terms of the Voting Agreement
Gregory Coleman has served as a member of our board of directors since the closing of the business combination. He is currently an Entrepreneur in Residence at Lerer Hippeau Ventures, an early-stage venture capital firm, and sits on numerous boards at the intersection of technology, media, and advertising, including BuzzFeed Japan (since April 2015), TuneIn Holdings, Inc., a global audio streaming service (since February 2021), LoopMe Ltd., a mobile advertising services provider (since May 2019), Botify SAS, a search engine optimization technology company (since February 2019), and Cadent, LLC, an independent platform for TV advertising and monetization (since March 2023). He formerly served on the boards of Tubular Labs, Inc., a provider of social video intelligence (from December 2019 until May 2022), media conglomerate Meredith Corp., from August 2020 until August 2023, commerce content monetization platform Skimlinks, Inc., from February 2019 until May 2021, and video marketing technology company Eyeview, Inc., from October 2018 until March 2020. Mr. Coleman was also Chief Executive Officer of Tubular Labs from May 2022 until its acquisition by Chartbeat in March 2023. Mr. Coleman served as the President of Legacy BuzzFeed from 2014 until 2017. Prior to that, was President of Criteo SA (NASDAQ: CRTO), President and Chief Revenue Officer of TheHuffingtonPost.com, Inc. and the Executive Vice President of Global Sales at Yahoo! Inc. (then-NASDAQ: YHOO). Mr. Coleman also served as President of Platform-A at AOL Inc. (then-NYSE: AOL), was Senior Vice President of Reader’s Digest Association, Inc. (then NYSE: RDA), President of U.S. Magazine Publishing, and as Vice President and National Sales Manager at CBS, Inc. (NASDAQ: PARA). Mr. Coleman attended the M.B.A. program at New York University and holds a B.S. in Business Administration from Georgetown University. He currently is an adjunct professor at New York University’s Stern School of Business, where he teaches a class on digital marketing and innovation. We believe that Mr. Coleman is qualified to serve as a member of the board of directors based on his extensive leadership and advisory experience relating to technology, media, and advertising.
Janet Rollé has served as a member of our board of directors since the closing of the business combination and previously served as a member of the board of directors of Legacy BuzzFeed from October 2020 until the closing of the business combination. Ms. Rollé serves or has served on the board of directors for public, private and non-profit companies, including serving on the board of directors and audit committee for Hallmark Cards, Inc, the operator of a portfolio of businesses including the design and sale of greeting cards and gifts, the Crayola business, and cable networks, since 2021. Ms. Rollé served as the Chief Executive Officer & Executive Director of American Ballet Theatre (“ABT”) from January 2022 to June 2023. Prior to her appointment at ABT, Ms. Rollé served for over five years as the General Manager at Parkwood Entertainment LLC, an American management and entertainment company. Prior to that, Ms. Rollé was the Executive Vice President and Chief Marketing Officer for CNN at Time Warner, Inc. (then-NYSE: TWX), Executive Vice President and Chief Marketing Officer for BET Networks Inc., Vice President and General Manager of AOL Inc. (then-NYSE: AOL), and Vice President of Programming Enterprises & Business Development at MTV Networks Inc. From March 2021 to May 2023, Ms. Rollé served as a director of Skydeck Acquisition Corporation (then-NASDAQ: SKYA), a special purpose acquisition company. From August 2010 to December 2021, Ms. Rollé was also a director of Carver Bancorp, Inc. (NASDAQ: CRV), the holding company for Carver Federal Savings Bank. Ms. Rollé holds an M.B.A. from Columbia University and a B.F.A. from Purchase College SUNY. We believe that Ms. Rollé is qualified to serve as a member of the board of directors due to her industry expertise from prior experience as an executive and director for numerous public and private communication and entertainment companies.
Adam Rothstein has served as a member of our board of directors since the closing of the business combination. Mr. Rothstein previously served as Executive Chairman of 890 5th Avenue Partners, Inc. (NASDAQ: ENFA) from September 2020 until the closing of the business combination, when it merged with Legacy BuzzFeed. Mr. Rothstein currently serves as a member of the board of directors for Fathom Holdings, Inc. (NASDAQ: FTHM). Mr. Rothstein is a Co-Founder and General Partner of Disruptive Technology Partners, an Israeli technology-focused early stage investment fund, Disruptive Growth, a collection of late-stage investment vehicles focused on Israeli technology, and the Disruptive Technologies Opportunity Fund, a follow-on fund for Disruptive Technology Partners, which he co-founded in 2013, 2014, and 2018, respectively. Since 2014, Mr. Rothstein has also been the Managing Member of 1007 Mountain Drive Partners, LLC, which is a consulting and investment vehicle. From May 2020 until March 2021, Mr. Rothstein was a sponsor and director of Roth CH Acquisition I Co. (NASDAQ: ROCH), a special purpose acquisition company that merged with PureCycle Technologies LLC and is now publicly listed on Nasdaq as PureCycle Technologies, Inc. (NASDAQ: PCT). From December 2020 until July 2021, Mr. Rothstein was a sponsor and director of Roth CH Acquisition II Co. (NASDAQ: ROCC), a special purpose acquisition company that merged with Reservoir Holdings, Inc. in July 2021, and in July of 2021, Mr. Rothstein was named a director, and a member of the audit committee, of Reservoir Media, Inc. (NASDAQ: RSVR), an independent music company. From March 2021 until February 2022, Mr. Rothstein was also a sponsor and director of Roth CH Acquisition III Co. (NASDAQ: ROCR), a special purpose acquisition company that merged with BCP QualTek HoldCo, LLC. From August 2021 to May 2023, Mr. Rothstein was also a director of Roth CH Acquisition IV Co. (NASDAQ: ROCG), a special purpose acquisition company that merged with Tigo Energy, Inc., and is now publicly listed on Nasdaq as Tigo Energy, Inc. (NASDAQ: TYGO). From November 2021 to December 2024, Mr. Rothstein was a director and member of the audit committee of Roth CH Acquisition V Co., (NASDAQ: ROCL), a special purpose acquisition company that merged with New Era Helium Corp. and is now publicly listed on Nasdaq as New Era Helium, Inc.. (NASDAQ: NEHC). Since August 2023, Mr. Rothstein has been a director and member of the audit committee of Roth CH Acquisition Co., a special purpose acquisition company (NASDAQ: USCT). From July 2019 until January 2021, Mr. Rothstein was a director of Subversive Capital Acquisition Corp. (NEO: SVC.A.U) (OTCQX: SBVCF), a special purpose acquisition company that partnered with Shawn “JAY-Z” Carter and Roc Nation in January 2021 to acquire CMG Partners Inc. and Left Coast Ventures, Inc. and which now trades as Gold Flora Corp. (NEO: GRAM.U). Mr. Rothstein has over 25 years of investment experience and currently sits on the boards of directors of several early- and mid-stage technology and media companies both in the United States and in Israel, as well as remaining an Advisory Board Member Emeritus of the Leeds School of Business at the University of Colorado Boulder. Mr. Rothstein has a MPhil in Finance from the University of Cambridge and graduated summa cum laude with a B.S. in Economics from the Wharton School of Business at the University of Pennsylvania. We believe that Mr. Rothstein is qualified to serve as a member of the board of directors due to his extensive investment experience and financial knowledge and experience as a director for numerous technology and media companies.
Non-Employee Director Equity Compensation
Our compensation arrangements for non-employee directors are reviewed periodically by our compensation committee and our board of directors.

The compensation program adopted by our board of directors December 2021, a copy of which is filed as an exhibit to our 2024 Form 10-K, provides for the following:
Cash and Equity Compensation
Annual Retainers. The program provides an annual retainer of $50,000 to each of our non-employee directors. The chairs of our audit committee, compensation committee, and nominating, corporate governance, and corporate responsibility committee receive an additional annual retainer of $35,000, $25,000, and $25,000, respectively. Each non-chairperson member of our audit committee, compensation committee, and nominating, corporate governance, and corporate responsibility committee receives an additional annual retainer of $20,000, $15,000, and $10,000, respectively. We do not pay fees to directors for attendance at meetings of our board of directors and its committees.
Equity Awards. The program also provides for equity awards to each of our non-employee directors. To date, the compensation committee has not established any formal guidelines for allocating the form of non-cash compensation; in the past the company has historically provided the non-cash compensation in the form of RSUs. The actual number of shares granted are equal to the applicable grant date value, divided by the average closing price of our Class A Common Stock over the 20 trading days immediately preceding the date of grant, and in four equal quarterly installments over a one-year period.
•Initial RSU Grant. Each non-employee director elected or appointed to our board of directors who is not a committee chairperson is granted an award on the date of his or her appointment to our board of directors having an aggregate grant date value of $225,000. The chair of our audit committee, compensation committee, and nominating, corporate governance, and corporate responsibility committee is granted a RSU award on the date of his or her appointment or election to our board of directors having an aggregate grant date value of $250,000, $225,000, and $225,000, respectively.
•Annual RSU Grant. Following each annual meeting of shareholders, each non-employee director who is serving on our board of directors on, and will continue to serve on our board of directors immediately following, the date of such annual meeting, and who is not a committee chairperson, is granted an award having an aggregate grant date value of $125,000. In place of the standard annual grant of $125,000 the chair of our audit committee is granted an award having an aggregate grant date value of $175,000.
Non-employee directors receive no other form of remuneration, perquisites, or benefits, but are reimbursed for their ordinary, reasonable, and necessary expenses incurred in the course of company business (e.g., travel expenses incurred in attending board and committee meetings).
Non-Employee Director Compensation
The following table provides information for the year ended December 31, 2024 regarding all compensation earned by each person who served as a director for some portion or all of 2024, other than Mr. Peretti, the Chairman of our board of directors and our Chief Executive Officer, who is not included in the table below, as he is an employee and receives no compensation for his service as a director. The compensation received by Mr. Peretti, our only employee director, is shown in the “Executive Compensation—Summary Compensation Table” below.

Name	Fees Earned or Paid in Cash ($)		Stock Awards (1)(2) ($)		Option Awards (1) ($)	Total ($)
Angela Acharia	75,000		119,981		—	194,981
Gregory Coleman	88,132		119,981		—	208,113
Patrick Kerins	30,275	(3)	0	(3)	—	30,275
Janet Rollé	110,000		119,981		—	229,981
Adam Rothstein	85,000		662,316		—	747,316
________
(1)The following table sets forth information regarding the aggregate number of shares of our Class A Common Stock underlying outstanding options (all of which were vested) and restricted stock unit awards held by our non-employee directors as of December 31, 2024.
(2)Amounts represent the aggregate grant date fair value of the RSUs awarded to our non-employee directors during 2024 in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 718 (“ASC Topic 18”). The assumptions used in calculating the grant date fair value of the RSUs reported in the Stock Awards column are set forth in Note 10 of the notes to our consolidated financial statements included in 2024 Form 10-K. Note that the amounts reported in this column reflect the accounting cost for these RSUs and do not correspond to the actual economic value that may be received by the non-employee directors upon vesting of the RSUs. For each director, the number of RSUs granted was determined by dividing the value of the award to which he or she was entitled in accordance with our non-employee director compensation program (see “—Non-Employee Director Compensation—Equity and Cash Compensation” above) by the average closing price per share of our Class A Common Stock for the 20 trading days immediately preceding the date of grant September 13, 2024, while the grant date fair value of the RSUs reported in the Stock Awards column is equal to the product of such number of shares and the closing price per share of our Class A Common Stock on the date of grant.
(3)Mr. Kerins’ service on our board ended April 25, 2024, following the 2024 annual meeting of our shareholders. Additionally, Mr Kerins is a director of NEA 13 GP, LTD (“NEA 13 GP”), which is the sole general partner of NEA Partners 13, L.P. (“NEA Partners 13”) which is, in turn, the sole general partner of New Enterprise Associates 13 LP (“NEA 13”). Pursuant to Mr. Kerins’ relationship with NEA 13 GP, any cash compensation to which Mr. Kerins was entitled was payable to NEA Management Company, LLC, the parent company of NEA 13 GP, and will be used for the benefit of investors in NEA 13.

Name	Number of Shares Underlying RSUs Held as of December 31, 2024	Number of Shares Underlying Options Held as of December 31, 2024
Angela Acharia	—	—
Gregory Coleman	—	—
Patrick Kerins	—	—
Janet Rollé	—	—
Adam Rothstein	47,637	—
OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR THE NOMINEES”
IN THE ELECTION OF THE CLASS I DIRECTORS

PROPOSAL NO. 2
APPROVAL TO AMEND THE 2021 EQUITY INCENTIVE PLAN
TO INCREASE THE NUMBER OF SHARES OF COMMON STOCK AND EXTEND THE PLAN’S TERM

We are asking our shareholders to approve an amendment of our 2021 Equity Incentive Plan (referred to in this Proxy Statement as the “2021 Plan”), to (i) increase the number of shares of Class A Common Stock available for the grant of awards under the 2021 Plan by 5,000,000 shares of Class A Common Stock, representing approximately 13.4% of our shares of Class A Common Stock outstanding as of March 31, 2025; and (ii) extend the term of the plan so that it expires 10 years from the date the amendment becomes effective. We believe equity compensation is a critical tool for employee motivation and retention. We are proposing the share increase to enable us to continue offering effective equity compensation to our employees. A copy of the proposed amendment is attached to this Proxy Statement as Appendix A.

Upon the recommendation of our compensation committee, our board of directors approved the amendment to the 2021 Plan, subject to shareholder approval. If approved by our shareholders, the amended 2021 Plan will become effective as of the date of the Annual Meeting. If our shareholders do not approve the amendment to the 2021 Plan, the current 2021 Plan will remain in effect with its current terms and conditions and with its current number of shares reserved for issuance.

The closing stock price of our Class A Common Stock on April 3, 2025 was $2.01.

Purpose and Background
The primary goal of the amendment to our 2021 Plan is to provide us with a sufficient reserve of Class A Common Stock to offer appropriate incentives to our employees. Our equity program is a key component of our strategy to attract and retain key individuals, and the share requirements of our equity program have grown with our company. Accordingly, we strongly believe that amending the 2021 Plan is important to our future success.
As of March 31, 2025, approximately 2,981,629 shares remained available for grant under the 2021 Plan. Although the 2021 Plan includes a provision providing for an annual increase to the number of shares available by the lesser of (a) five percent (5%) of the total number of shares of all classes of the company’s common stock issued and outstanding on the immediately preceding December 31 (rounded down to the nearest whole share), or (b) the lesser number of shares determined by the board of directors, the board of directors believes that additional shares are necessary to meet the company’s anticipated equity compensation needs. The proposed share increase, when combined with the number of shares currently available for grant under the 2021 Plan and those expected to be made available pursuant to the evergreen feature, is expected to last approximately four to five years. This estimate is based on a forecast that takes into account our historical granting practices, our historical forfeiture rates, as well as an estimated range of our stock price over time.
If our shareholders do not approve the 2021 Plan, as proposed to be amended, we may not have sufficient shares of Class A Common Stock available for issuance under the 2021 Plan to fully execute our equity compensation program beyond fiscal year 2025. We believe that such a lack of available equity would materially limit our ability to attract, retain, and motivate individuals integral to achieving our business goals and objectives and place us at a competitive disadvantage.
We continue to believe that equity compensation is critical in motivating key employees and that it effectively aligns employee compensation with shareholder interests. The 2021 Plan is the sole available plan for granting discretionary equity compensation to our employees. If the amended 2021 Plan is not approved and we are unable to grant equity compensation in the future, we may need to consider other compensation alternatives, such as increasing cash compensation.
We recognize that equity awards dilute existing shareholders. In reaching our conclusion as to the appropriate number of shares of Class A Common Stock to seek to add to the 2021 Plan in this proposal, we reviewed, among other things, our burn rate. Burn rate measures how rapidly a company is depleting its shares reserved for equity compensation, and is commonly used by investors and proxy advisory firms to evaluate proposals relating to equity compensation plans.
In 2022, our first full year as a publicly traded company, our burn rate was 6.1%. In fiscal year 2023, our burn rate was 6.9%. In fiscal 2024, our burn rate was 17.3%. We calculate burn rate as shares reserved for issuance as a result of equity grants during the fiscal year divided by our shares outstanding as of the end of the applicable fiscal year on a fully diluted basis.

The 2021 Plan Incorporates Good Compensation and Governance Practices
•Administration. The 2021 Plan is administered by our compensation committee or by the board of directors, acting in place of the compensation committee. The compensation committee is comprised entirely of independent non-employee directors.
•No discounted stock options or stock appreciation rights. The 2021 Plan requires that stock options and stock appreciation rights issued under it must have an exercise price equal to at least the fair market value of our common stock on the date the award is granted.
•Ten-year term. All stock options and stock appreciation rights granted under the 2021 Plan have a term of no more than ten years, thereby limiting the potential for unproductive overhang.
•Limited transferability. In general, awards may not be sold, assigned, transferred, pledged, or otherwise encumbered, except by will or the laws of descent and distribution.
•Double-trigger equity treatment. The 2021 Plan does not accelerate unvested awards automatically upon a change in control (other than awards for non-employee directors).
•Ability to recoup awards. Subject to applicable law, all awards can be recouped pursuant to any compensation clawback or recoupment policies adopted by our board of directors or compensation committee.
•No tax gross-ups. The 2021 Plan does not provide for any tax gross-ups.

Summary of the 2021 Plan

The following summary describes the expected material terms of the 2021 Plan, as amended. This summary is not a complete description of all provisions of the 2021 Plan and is qualified in its entirety by reference to the text of the proposed amendment and the 2021 Plan and we urge you to read it in its entirety. The proposed amendment is attached to this proxy statement as Appendix A. A copy of our 2021 Plan was filed as Exhibit 10.11.1 to our 2024 Form 10-K.
Purpose
The purpose of the 2021 Plan is to advance our interests by providing for the grant to our employees, directors, consultants and advisors of stock and stock-based awards.
Securities to be offered
As of March 31, 2025, approximately 2,981,629 shares remained available for grant under the 2021 Plan. As described above, we are requesting an additional 5,000,000 shares for the reserve. The number of shares reserved for issuance under the 2021 Plan will increase automatically on January 1 of each calendar year through 2031 by the number of shares equal to the lesser of 5% of the total number of outstanding shares of all classes of the company’s common stock as of the immediately preceding December 31, or a number as may be determined by the board of directors. In addition, the following shares of Class A Common Stock will be available for grant and issuance under the 2021 Plan:
•shares subject to issuance upon exercise of stock options or stock appreciation rights (“SARs”) granted under the 2021 Plan that cease to be subject to the stock option or SAR for any reason other than exercise of the option or SAR;
•shares subject to awards granted under the 2021 Plan that are subsequently forfeited or repurchased at the original issue price;
•shares subject to awards granted under the 2021 Plan that otherwise terminate without shares being issued;
•shares surrendered, canceled, or exchanged for cash or the same type of award or a different award (or combination thereof);
•shares subject to an award that is paid out in cash or other property, rather than shares; and
•shares subject to awards under the 2021 Plan that are used to pay the exercise price of an award or withheld to satisfy the tax withholding obligations related to any award.
Administration
The 2021 Plan is administered by our compensation committee or by the board of directors, acting in place of the compensation committee. Subject to the terms and conditions of the 2021 Plan, the compensation committee has the authority, among other things, to select the persons to whom awards may be granted, construe and interpret the 2021 Plan, as well as to determine the terms of such awards and prescribe, amend, and rescind the rules and regulations relating to the plan or any award granted thereunder. The 2021 Plan provides that the board of directors or compensation committee may delegate its authority, including the authority to grant awards, to one or more officers to the extent permitted by applicable law, provided that awards granted to non-employee directors may only be determined by the board of directors. As used in this summary, the term “Administrator” refers to the compensation committee and its authorized delegates, as applicable.
Eligibility
The 2021 Plan provides for the grant of awards to employees, non-employee directors, and consultants. No non-employee director may receive awards under the 2021 Plan that, when combined with cash compensation received for service as a non-employee director, exceed $750,000 in value (measured as of the date of grant) in any calendar year, increased to $1,000,000 in the calendar year of his or her initial services as a non-employee director.
Options. The 2021 Plan provides for the grant of both incentive stock options (“ISO”) and non-statutory stock options to purchase shares of company Class A Common Stock at a stated exercise price. Incentive stock options may only be granted to employees, including officers and directors who are also employees. The exercise price of stock options granted under the 2021 Plan must be at least equal to the fair market value of Class A Common Stock on the date of grant. Incentive stock options granted to an individual who holds, directly or by attribution, more than 10% of the total combined voting power of all classes of company capital stock must have an exercise price of at least 110% of the fair market value of Class A Common Stock on the date of grant. Subject to stock splits, dividends, recapitalizations or similar events, no more than 93,619,649 shares may be issued pursuant to the exercise of incentive stock options granted under the 2021 Plan.
Options may vest based on service or achievement of performance conditions. The compensation committee may provide for options to be exercised only as they vest or to be immediately exercisable, with any shares issued on exercise being subject to a right of repurchase that lapses as the shares vest. The maximum term of options granted under the 2021 Plan is ten years from the date of grant, except that the maximum permitted term of incentive stock options granted to an individual who holds, directly or by attribution, more than 10% of the total combined voting power of all classes of company capital stock is five years from the date of grant. Upon exercise of options, the option exercise price must be paid in full either in cash or cash equivalents, or in other manners approved by the compensation committee, including by surrender of shares of Class A Common Stock that are beneficially owned by the optionee free of restrictions and that have generally been held and vested for at least six months. Subject to applicable law, the exercise price may also be delivered pursuant to a broker assisted, net exercise method, or other form of cashless exercise program implemented by the company in connection with the 2021 Plan.
Restricted stock awards. An award of restricted stock is an offer to sell shares of Class A Common Stock subject to restrictions that may lapse based on the satisfaction of service or achievement of performance conditions. The price, if any, of an award of restricted stock is determined by the compensation committee. Unless otherwise determined by the compensation committee, holders of restricted stock are entitled to vote and to receive any dividends or stock distributions paid pursuant to any vested shares of restricted stock. Holders of unvested restricted stock are not entitled to receive any dividends or stock distributions paid with respect to unvested shares of restricted stock, and any such dividends or stock distributions are accrued and paid only as and when such shares of restricted stock become vested. If any such dividends or distributions are paid in shares of Class A Common Stock, the shares are subject to the same restrictions on transferability and forfeiture as the shares of restricted stock with respect to which they were paid.
Stock appreciation rights. A SAR provides for a payment, in cash or shares of Class A Common Stock (up to a specified maximum of shares, if determined by the compensation committee), to the holder equal to the fair market value of Class A Common Stock on the date of exercise less a pre-determined exercise price per share, multiplied by the number of shares with respect to which the SAR is being exercised. Under the 2021 Plan, the exercise price of a SAR must be at least equal to the fair market value of a share of Class A Common Stock on the date of grant. SARs may vest based on service or achievement of performance conditions and may not have a term that is longer than ten years from the date of grant.
Restricted stock units. RSUs represent the right to receive shares of Class A Common Stock at a specified date in the future, and may be subject to vesting based on service or achievement of performance conditions. Payment of earned RSUs may be made as soon as practicable after the date determined at the time of grant or on a deferred basis in the discretion of the compensation committee, and may be settled in cash, shares of Class A Common Stock or a combination of both. No RSU may have a term that is longer than ten years from the date of grant.
Performance awards. Performance awards granted pursuant to the 2021 Plan may be in the form of a cash bonus, or an award of performance shares or performance units denominated in shares of Class A Common Stock, that may be settled in cash, property, or by issuance of those shares subject to the satisfaction or achievement of specified performance conditions.
Stock bonus awards. A stock bonus award provides for payment in the form of cash, shares of Class A Common Stock, or a combination thereof, based on the fair market value of shares subject to such award as determined by the compensation committee. The awards may be subject to vesting restrictions based on continued service or performance conditions.
Cash Awards. A cash award is an award that is denominated in, or payable to, an eligible participant solely in cash.

Dividend equivalent rights. Dividend equivalent rights may be granted at the discretion of the compensation committee and represent the right to receive the value of dividends, if any, paid with respect to the number of shares of Class A Common Stock underlying an award. Dividend equivalent rights are subject to the same vesting or performance conditions as the underlying award and are paid only at such time as the underlying award has become fully vested. Dividend equivalent rights may be settled in cash, shares, or other property, or a combination thereof as determined by the compensation committee. No dividend equivalent rights will be paid in respect of options or SARs.
Change of control. The 2021 Plan provides that, in the event of certain corporate transactions (as set forth in the 2021 Plan), including the consummation of a merger or consolidation of company with another corporation, outstanding awards under the 2021 Plan shall be subject to the agreement evidencing the corporate transaction, which need not treat all outstanding awards in an identical manner, and may include one or more of the following actions: (i) the continuation of outstanding awards; (ii) the assumption of outstanding awards by the successor or acquiring entity or its parent; (iii) the substitution of outstanding awards by the successor or acquiring entity or its parent with equivalent awards with substantially the same terms; (iv) the full or partial acceleration of exercisability, vesting, or lapse of forfeiture conditions including any right of the company to repurchase shares, and accelerated expiration of the award; (v) the settlement of the full value of the outstanding awards (whether or not then vested or exercisable) in cash, cash equivalents, or securities of the successor entity with a fair market value equal to the required amount, as determined in accordance with the 2021 Plan, which may be deferred until the date or dates the award would have become exercisable or vested; or (vi) the cancellation of the outstanding awards for no consideration. Notwithstanding the foregoing, the vesting of all awards granted to company’s non-employee directors will accelerate and such awards will become exercisable (to the extent applicable) in full prior to the consummation of a corporate transaction at such times and on such conditions as the compensation committee determines.
Adjustment. In the event of a change in the number of outstanding shares of Class A Common Stock by reason of a stock dividend, extraordinary dividend or distribution, recapitalization, stock split, reverse stock split, subdivision, combination, consolidation, reclassification, spin-off, or similar change in the company’s capital structure, without consideration, appropriate proportional adjustments will be made to (i) the number and class of shares reserved for issuance under the 2021 Plan and the incentive stock option limit; (ii) the exercise prices of stock options and SARs; and (iii) number and class of shares subject to outstanding awards.
Clawback; transferability. All awards are subject to clawback or recoupment pursuant to any compensation clawback or recoupment policy adopted by the company board, to the extent set forth in such policy or applicable agreement, or as required by law. Except in limited circumstances, awards granted under the 2021 Plan may generally not be transferred in any manner prior to vesting other than by will or by the laws of descent and distribution.
Amendment and termination; Exchange Program. The board of directors may amend or terminate the 2021 Plan at any time, subject to shareholder approval as may be required. The 2021 Plan will automatically terminate ten years from the date the board of directors adopted the 2021 Plan, unless it is terminated earlier by the board of directors. No termination or amendment of the 2021 Plan may materially adversely affect any then-outstanding award without the consent of the affected participant, except as is necessary to comply with applicable law. Subject to the foregoing, without shareholder approval, the compensation committee may at any time increase or decrease the exercise price applicable to outstanding options or SARs or pay cash or issue new awards in exchange for the surrender and cancellation of any, or all, outstanding awards, provided that any such repricing will only be done to the extent it can be done without triggering adverse tax consequences pursuant to Section 409A of the Code.
Certain Federal Income Tax Consequences of the 2021 Plan
The following is a summary of certain U.S. federal income tax consequences associated with awards granted under the 2021 Plan. The summary does not purport to cover federal employment tax or other U.S. federal tax consequences that may be associated with the 2021 Plan, nor does it cover state, local or non-U.S. taxes, except as may be specifically noted. The 2021 Plan is not subject to the Employee Retirement Income Security Act of 1974, as amended, and is not intended to be qualified under Section 401(a) of the Internal Revenue Code of 1986, as amended (the “Code”). This summary assumes that all awards granted under the 2021 Plan are exempt from or comply with, the rules under Section 409A of the Code related to nonqualified deferred compensation.
Stock options (other than ISOs)
In general, a participant has no taxable income upon the grant of a stock option that is not intended to be an ISO (an “NSO”) but realizes income in connection with the exercise of the NSO in an amount equal to the excess (at the time of exercise) of the fair market value of the shares acquired upon exercise over the exercise price. A corresponding deduction is generally available to the company, subject to the limitations set forth in the Code. Upon a subsequent sale or exchange of the shares, any recognized gain or loss is treated as a capital gain or loss for which we are not entitled to a deduction.
ISOs
In general, a participant realizes no taxable income upon the grant or exercise of an ISO. However, the exercise of an ISO may result in an alternative minimum tax liability to the participant. With some exceptions, a disposition of shares purchased pursuant to an ISO within two years from the date of grant or within one year after exercise produces ordinary income to the participant (and generally a deduction to us, subject to the limitations set forth in the Code) equal to the value of the shares at the time of exercise less the exercise price. Any additional gain recognized in the disposition is treated as a capital gain for which the company is not entitled to a deduction. If the participant does not dispose of the shares until after the expiration of these one and two-year holding periods, any gain or loss recognized upon a subsequent sale of shares purchased pursuant to an ISO is treated as a long-term capital gain or loss for which the company is not entitled to a deduction.
Restricted stock awards
A participant who is awarded or purchases shares subject to a substantial risk of forfeiture generally does not have income until the risk of forfeiture lapses. When the risk of forfeiture lapses, the participant has ordinary income equal to the excess of the fair market value of the shares at that time over the purchase price, if any, and a corresponding deduction is generally available to the company, subject to the limitations set forth in the Code. However, a participant may make an election under Section 83(b) of the Code to be taxed on restricted stock when it is acquired rather than later, when the substantial risk of forfeiture lapses. A participant who makes an effective 83(b) election will realize ordinary income equal to the fair market value of the shares as of the time of acquisition, less any price paid for the shares. A corresponding deduction will generally be available to the company, subject to the limitations set forth in the Code. If a participant makes an effective 83(b) election, no additional income results by reason of the lapsing of the restrictions.
For purposes of determining capital gain or loss on a sale of shares awarded under the 2021 Plan, the holding period in the shares begins when the participant recognizes taxable income with respect to the transfer. The participant’s tax basis in the shares equals the amount paid for the shares, plus any income realized with respect to the transfer. However, if a participant makes an effective 83(b) election and later forfeits the shares, the tax loss realized as a result of the forfeiture is limited to the excess of what the participant paid for the shares (if anything) over the amount (if any) realized in connection with the forfeiture.
SARs
The grant of a SAR does not itself result in taxable income, nor does taxable income result merely because a SAR becomes exercisable. In general, a participant who exercises a SAR for shares of stock or receives payment in cancellation of a SAR will have ordinary income equal to the amount of any cash and the fair market value of any stock received upon such exercise. A corresponding deduction is generally available to the company, subject to the limitations set forth in the Code.
Restricted stock units
The grant of a restricted stock unit does not itself generally result in taxable income. Instead, the participant is taxed upon vesting (and a corresponding deduction is generally available to us, subject to the limitations set forth in the Code), unless he or she has made a proper election to defer receipt of the shares (or cash if the award is cash settled) under Section 409A of the Code. If the shares delivered are restricted for tax purposes, the participant will instead be subject to the rules described above for restricted stock.
Stock bonus awards
A participant who is awarded shares (or cash if the award is cash settled) generally has ordinary income equal to the excess of the fair market value of the shares at that time over the purchase price, if any, and a corresponding deduction is generally available to the company, subject to the limitations set forth in the Code.
Application of Section 409A of the Code
Section 409A of the Code imposes an additional 20% tax and interest on an individual receiving non-qualified deferred compensation under a plan that fails to satisfy certain requirements.
While the awards to be granted pursuant to the 2021 Plan are expected to be designed in a manner intended to comply with the requirements of Section 409A of the Code, if they do not comply with Section 409A, a participant could be subject to additional taxes and interest.

New Plan Benefits
Other than the awards for directors that will be granted pursuant to our non-employee director compensation program and shown in the table below, other awards under the 2021 Plan are at the discretion of the Administrator and therefore cannot be determined in advance.

2021 Equity Incentive Plan
Name and Position	Dollar Value ($)		Number of Units
Jonah Peretti, Founder and Chief Executive Officer	$—		0
Matthew Omer, Chief Financial Officer	$—		0
David Arroyo, Chief Legal & Compliance Officer and Corporate Secretary	$—		0
Executive Group	$—		0
Non-Executive Director Group	$550,000	(1)	0	(2)
Non-Executive Officer Employee Group	$—		0
________
(1)In accordance with our non-employee director compensation policy, each non-employee director who will continue to serve as a non-employee director following the Annual Meeting will be granted an award of RSUs, subject to the discretion of the Board and provided that there are no changes to the director compensation policy or the composition of the Board. If granted, the number of RSUs will be determined by dividing the applicable grant date value by the average closing price per share of our Class A Common Stock for the 20 trading days immediately preceding the date of grant.
(2)The aggregate number of shares to be granted to the non-employee directors is not included in the table above because the number of shares subject to the RSU awards will depend on the average closing price per share of our Class A Common Stock for the 20 trading days immediately preceding the date of grant, as described in footnote 1 above.

Registration with the SEC
The company intends to file with the SEC a registration statement on Form S-8 covering the new shares reserved for issuance under the 2021 Plan in June 2025.
Vote Required
The affirmative vote of a majority of the votes cast is required to approve this proposal. Abstentions and broker non-votes will have no effect on the outcome of this Proposal. The approval of this Proposal 2 is not conditioned upon approval of any of the other proposals in this proxy statement.

OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR”
TO APPROVE TO AMEND THE 2021 EQUITY INCENTIVE PLAN
TO INCREASE THE NUMBER OF SHARES OF COMMON STOCK AND EXTEND THE PLAN’S TERM

PROPOSAL NO. 3
RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC
ACCOUNTING FIRM
Our audit committee has selected Deloitte & Touche LLP (“Deloitte”) as our independent registered public accounting firm to perform the audit of our consolidated financial statements for the fiscal year ending December 31, 2025, and recommends that shareholders vote for ratification of such selection. The ratification of the selection of Deloitte as our independent registered public accounting firm for the fiscal year ending December 31, 2025 requires the affirmative vote of a majority of the voting power of the shares present or represented by proxy at the Annual Meeting and voting affirmatively or negatively on the proposal. In the event that Deloitte is not ratified by our shareholders, the audit committee will review its future selection of Deloitte as our independent registered public accounting firm.
Deloitte audited our financial statements for the fiscal year ended December 31, 2024. Representatives of Deloitte are expected to be present at the Annual Meeting and they will be given an opportunity to make a statement at the Annual Meeting if they desire to do so, and will be available to respond to appropriate questions.
Independent Registered Public Accounting Firm Fees and Services
We regularly review the services and fees from our independent registered public accounting firm. These services and fees are also reviewed with our audit committee annually. In accordance with standard policy, Deloitte will periodically rotate the individuals who are responsible for our audit.
During the fiscal years ended December 31, 2023 and 2024, fees for services provided by Deloitte were as follows:

	Fiscal Year Ended December 31, 2023	Fiscal Year Ended December 31, 2024
Service Type
Audit fees(1)	$1,457,000	$1,470,000
Audit-related fees(2)	—	—
Tax fees(3)	5,700	8,000
Other fees(4)	4,126	—
Total fees	$1,466,826	$1,478,000
________
(1)“Audit fees” include professional services rendered in connection with the audit of our consolidated financial statements, the review of our interim condensed consolidated financial statements, and for services that are normally provided by the independent auditor in connection with statutory and regulatory filings or engagements.
(2)“Audit-related fees” include professional services rendered in connection with assurance and related services that are reasonably related to the performance of the audit or review of our interim condensed consolidated financial statements and are not reported under “Audit fees.”
(3)“Tax fees” include professional services rendered in connection with tax compliance, tax advice, and tax planning, and consist of preparation of original and amended Good and Services Tax refund claims and other indirect tax compliance services in India.
(4)“Other fees” include all other fees for products and services that are not included in the above categories and consists of licenses obtained for an online accounting research tool.
Policy on Audit Committee Pre-Approval of Audit and Permissible Non-Audit Services of Independent Registered Public Accounting Firm
Our audit committee’s policy is to pre-approve all audit and permissible non-audit services provided to us by the independent registered public accounting firm, including the fees and terms thereof (subject to the de minimis exceptions for non-audit services described in the Exchange Act which are approved by the audit committee prior to the completion of the audit).
All of the services relating to the fees described in the table above were approved by our audit committee.
OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR”
THE RATIFICATION OF THE APPOINTMENT OF DELOITTE & TOUCHE LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2025

REPORT OF THE AUDIT COMMITTEE*
The Audit Committee of the Board of Directors of BuzzFeed, Inc. has reviewed and discussed the company’s audited financial statements with management and has discussed with the company’s independent registered public accounting firm the matters required to be discussed by the applicable rules and standards promulgated by the Public Company Accounting Oversight Board (the “PCAOB”). Additionally, the Audit Committee has received the written disclosures and the letter from the company’s independent registered public accounting firm, as required by the applicable requirements of the PCAOB, and has discussed with the independent registered public accounting firm the independent registered public accounting firm’s independence. Based upon such review and discussions, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the company’s Annual Report on Form 10-K, as filed with the SEC on March 14, 2025, for the fiscal year ended December 31, 2024.
The Audit Committee has also discharged its other responsibilities, as described under “Board of Directors and Committees of the Board of Directors; Corporate Governance Standards and Director Independence—Audit Committee.”
Submitted by:
Audit Committee of the Board of Directors
Adam Rothstein
Janet Rollé
Gregory Coleman
* The information contained in this Audit Committee Report shall not be deemed to be “soliciting material” or “filed” or incorporated by reference in future filings with the SEC, or subject to the liabilities of Section 18 of the Exchange Act, except to the extent that the company specifically requests that the information be treated as soliciting material or specifically incorporates it by reference into a document filed under the Securities Act or the Exchange Act.

EXECUTIVE OFFICERS
The names of our executive officers and the two former officers who are named executive officers for 2024, their ages as of the date of this proxy statement and their positions are shown below.

Name	Age	Position
Executive Officers:
Jonah Peretti	51	Founder, Chief Executive Officer, and Director
Matthew Omer	41	Chief Financial Officer
David Arroyo	56	Chief Legal & Compliance Officer and Corporate Secretary
________
Our board of directors chooses executive officers who then serve at the discretion of our board of directors. There is no family relationship between any of the directors or executive officers and any of our other directors or executive officers.
For information regarding Mr. Peretti, refer to “Proposal No. 1—Election of Directors.”
Matthew Omer has served as our Chief Financial Officer since October 23, 2023. Mr. Omer previously served as Executive Vice President Finance and Treasurer from October 2022 until October 2023, having served as our Senior Vice President of Finance from December 2021. Prior to that, Mr. Omer served as Legacy BuzzFeed’s Senior Vice President of Finance from May 2021 until the closing of the business combination and as Vice President of Finance from October 2019 until May 2021. Prior to joining BuzzFeed, Mr. Omer was Chief Financial Officer and Chief Operating Officer at 123 Home Care, a privately-held provider of non-medical home care services, from April 2017 until October 2019, after having held roles of increasing responsibility in the finance department of Viant Technology. Prior to that, Mr. Omer held several roles at KPMG, most recently in the economic valuation services division. Prior to working in public accounting, Mr. Omer was an analyst at Strategic Equity Group and was a consultant at Profit Recovery Partners. Mr. Omer graduated from the University of Arizona with a B.S. in Business Administration.
David Arroyo has served as our Chief Legal & Compliance Officer and Corporate Secretary since January 2023. Mr. Arroyo previously served as our Senior Vice President, Chief Compliance Officer, and Head of Litigation from January 2022 to December 2022, and served as Vice President and Associate General Counsel of Legacy BuzzFeed from July 2019 until the closing of the business combination in December 2021. Prior to joining BuzzFeed, Mr. Arroyo was Senior Vice President, Global Head of Compliance at Discovery, Inc. (n/k/a Warner Bros. Discovery, Inc.), a multinational media conglomerate, from 2018 to 2019. Before its acquisition by Discovery, Inc., he spent 14 years at Scripps Networks Interactive, Inc. as Senior Vice President, Business & Legal Affairs and Chief Ethics & Compliance Officer from 2016 to 2018; Senior Vice President, Legal Affairs and Internal Audit from 2014 to 2016; Senior Vice President, Legal Affairs from 2012 to 2014; Vice President, Legal Affairs from 2007 to 2012; and Director, Legal Affairs from 2004 to 2007. Previously, Mr. Arroyo worked at the law firms Gibson, Dunn & Crutcher LLP and Kirkland & Ellis LLP and served as a Law Clerk to U.S. District Court Judge James G. Carr. Mr. Arroyo graduated from the University of Michigan Law School in 1995 with a J.D. and Duke University in 1991 with an A.B. in Political Science and Public Policy.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
The following table sets forth certain information with respect to the beneficial ownership of our common stock as of March 31, 2025, by:
•each of our named executive officers;
•each of our directors or director nominees;
•all of our directors and executive officers as a group; and
•each shareholder known by us to be the beneficial owner of more than 5% of the outstanding shares of our Class A Common Stock or our Class B Common Stock.
We have determined beneficial ownership in accordance with the rules of the SEC, and the information is not necessarily indicative of beneficial ownership for any other purpose. Except as indicated by the footnotes below, we believe, based on information furnished to us, that the persons and entities named in the table below have sole voting and sole investment power with respect to all shares beneficially owned, subject to applicable community property laws. The applicable percentage ownership of Class A Common Stock is based on the 37,181,861 shares of Class A Common Stock outstanding as of March 31, 2025 and the applicable percentage ownership of Class B Common Stock is based on the 1,343,299 shares of Class B Common Stock outstanding as of March 31, 2025, and percentage of combined voting power reflects the voting power of the named beneficial owner giving effect to all outstanding shares of Class A Common Stock and Class B Common Stock. In accordance with SEC rules, shares of our Class A Common Stock subject to options that are exercisable on or within 60 days of March 31, 2025, or RSUs representing the right to receive shares of our Class A Common Stock that vest and settle within 60 days of March 31, 2025, are deemed to be outstanding and to be beneficially owned by the person holding the options or RSUs for the purpose of computing the percentage ownership of that person, but are not treated as outstanding for the purpose of computing the percentage ownership of any other person. There were no shares of our Class B Common Stock subject to options that were exercisable on or within 60 days of March 31, 2025 or RSUs representing the right to receive shares of our Class B Common Stock that may vest and settle within 60 days of March 31, 2025. There were no shares of Class C common stock, nor any rights to acquire shares of Class C common stock, outstanding as of March 31, 2025. Unless otherwise indicated, the address of each of the individuals and entities listed in the table below is c/o BuzzFeed, Inc., 229 West 43rd Street, 10th Floor, New York, New York 10036.

Name and Address of Beneficial Owner	Class A Common Stock		Class B Common Stock		% of Combined Voting Power
	Number of Shares	% of Shares	Number of Shares	% of Shares
5% or Greater Shareholders:
New Enterprise Associates 13, L.P. (1)	2,512,503	7%	—	—	2%
Jonah Peretti (2)	1,237,060	3%	1,309,354	97%	64%
Entities affiliated with Verizon (3)	1,892,222	5%	—	—	2%
Entities affiliated with RRE (4)	2,587,602	7%	—	—	2%
Vivek Ramaswamy (5)	3,129,797	8%	—	—	3%
Edge One Capital Management LLC (6)	2,015,431	5%	—	—	2%
Executive Officers and Directors:
Jonah Peretti (2)	1,237,060	3%	1,309,354	97%	64%
David Arroyo (7)	309,606	1%	—	—	—%
Matthew Omer (8)	455,122	1%	—	—	—%
Angela Acharia (9)	139,387	—%	—	—	—%
Gregory Coleman (10)	390,383	1%	—	—	—%
Patrick Kerins (11)	2,568,215	7%	—	—	2%
Janet Rollé (12)	134,800	—%	—	—	—%
Adam Rothstein (13)	855,650	2%	—	—	1%
All current directors and executive officers as a group (8 persons) (14)	6,090,223	16%	1,309,354	97%	68%
________
(1)As reported in a statement on Schedule 13D/A filed with the SEC on March 28, 2025, by NEA 13. The securities reported in the table consist of 2,512,503 shares of our Class A Common Stock of which NEA 13 is the record owner (which, according to our records, it received in consideration of its

Legacy BuzzFeed stock in connection with our business combination). NEA Partners 13 is the sole general partner of NEA 13. NEA 13 GP is the sole general partner of NEA Partners 13. Each of such entities may be deemed to share voting and dispositive power over the shares directly held by NEA 13. Patrick J. Kerins, who was a member of our board of directors, Forest Baskett, and Scott D. Sandell are the directors of NEA 13 GP, and may be deemed to have shared voting and investment discretion over securities directly or indirectly owned by the aforementioned entities. The principal business address of each of NEA 13, NEA Partners 13, NEA 13 GP, Patrick Kerins, and Scott D. Sandell is 1954 Greenspring Drive, Suite 600, Timonium, MD 21093. The principal business address of Forest Baskett 2855 Sand Hill Road, Menlo Park, CA 94025.
(2)The securities reported in this row consist of: (i) an aggregate 1,099,061 shares of our Class A Common Stock held by John S. Johnson III and Johnson BF, LLC (“Johnson BF”) (which they received in consideration of its Legacy BuzzFeed stock in connection with our business combination) over which Mr. Peretti holds an irrevocable proxy granted by them pursuant to the Holder Voting Agreement (as defined in, and described in further detail, below under “Certain Relationships and Related Party Transactions—Holder Voting Agreement”); (ii) 1,309,354 shares of our Class B Common Stock directly held by Jonah Peretti, LLC (which it received in consideration of its Legacy BuzzFeed stock in connection with our business combination), and (iii) 137,999 options.which vest on May 1, 2025. Jonah Peretti is the managing member of Jonah Peretti, LLC and has voting and dispositive power over the shares held directly by Jonah Peretti, LLC. Class B Common Stock is convertible into shares of Class A Common Stock at any time at the election of the holder on a one-for-one basis.
(3)As reported in a statement on Schedule G/A filed with the SEC on September 30, 2024, by Verizon Communications Inc. (“Verizon”). According to the statement, Verizon Ventures LLC is the direct beneficial owner of 642,222 shares of our Class A Common Stock and MCI Communications Services LLC is the direct beneficial owner of 1,250,000 shares of our Class A Common Stock (which, according to our records, it received in connection with our acquisition of Complex Networks). Verizon Ventures LLC is a direct wholly owned subsidiary of Verizon Communications Inc., and by virtue of this relationship, Verizon may be deemed to have shared power to vote and dispose of, or to direct the vote and disposition of, the 642,222 shares of our Class A Common Stock beneficially owned by Verizon Ventures LLC. MCI Communications Services LLC is a direct wholly owned subsidiary of MCI Communications Services LLC. MCI Communications Services LLC is a direct wholly owned subsidiary of MCI International LLC. MCI International LLC is a direct wholly owned subsidiary of Verizon Business Network Services LLC. Verizon Business Network Services LLC is a direct wholly owned subsidiary of Verizon Business Global LLC. Verizon Business Global LLC is a direct wholly owned subsidiary of Verizon. By virtue of the relationships among such companies, each of them may be deemed to have shared power to vote and dispose of, or to direct the vote and disposition of, the 1,892,222 shares of Class A Common Stock beneficially owned by Verizon CMP Holdings LLC. The principal business address of Verizon is 1095 Avenue of the Americas, New York, NY 10036 and for each of other the aforementioned parties is One Verizon Way, Basking Ridge, NJ 07920.
(4)As reported in a statement on Schedule 13G filed with the SEC on February 28, 2022, by RRE Ventures IV, L.P. (“RRE IV”). The securities reported in the table consist of: (i) 2,384,458 shares of our Class A Common Stock directly held by RRE IV; and (ii) 203,144 shares of our Class A Common Stock directly held by RRE Leaders Fund, L.P. (“RRE Leaders”) (which, according to our records, they received in consideration of its Legacy BuzzFeed stock in connection with our business combination). RRE Ventures GP IV, LLC is the general partner of RRE IV and, as such, shares voting and dispositive power over shares directly held by RRE IV. RRE Leaders GP, LLC is the general partner of RRE Leaders and, as such, shares voting and dispositive power over shares directly held by RRE Leaders. James D. Robinson IV, Stuart J. Ellman, and William D. Porteous are the managing members and officers of RRE Ventures GP IV, LLC and RRE Leaders GP, LLC and may be deemed to have shared voting and investment discretion over securities directly or indirectly owned by the aforementioned entities. The address of each of the aforementioned parties is 130 East 59th Street, 17th Floor, New York, NY 10022.
(5)As reported in a statement on Schedule 13D/A filed with the SEC on June 24, 2024 by Mr. Ramaswamy. The securities reported in this row consists of 3,129,797 shares of our Class A Common Stock directly held by Mr. Ramaswamy. The principal business address of Mr. Ramaswamy is c/o Steve Roberts, Holtzman Vogel PLLC, 2300 N Street NW, Suite 643, Washington, DC 20037.
(6)As reported on Schedule 13D filed with the SEC on April 1, 2025 by Edge One Capital Management LLC (“Edge One”) and Varun Gupta. The securities reported in the table consist of 2,015,431 shares of our Class A Common Stock of which Edge One is the beneficial owner. Varun Gupta is the chief investment officer and managing member of Edge One and may be deemed to have shared voting and investment discretion over securities directly or indirectly beneficially owned by Edge One. The principal business address of each of Edge One and Varun Gupta is 4242 Six Forks Road, Ste. 550, Raleigh, NC 27609.
(7)The securities reported in this row consists of: (i) 101,685 shares of our Class A Common Stock directly held by Mr. Arroyo; (ii) an aggregate of 51,317 RSUs which are scheduled to vest on February 15, 2025, February 19, 2025, May 15, 2025 and May 19, 2025; and (iii) 156,604 vested options.
(8)The securities reported in this row consist of: (i) 178,869 shares of our Class A Common Stock directly held by Mr. Omer; (ii) 575 shares of our Class A Common Stock owned by Mr. Omer’s spouse, as to which Mr. Omer disclaims beneficial ownership except to the extent of his pecuniary interest therein; (iii) an aggregate of 123,421 RSUs which are scheduled to vest on February 15, 2025, February 19, 2025, May 15, 2025, and May 19, 2025; and (iv) 152,257 vested options.
(9)The securities reported in this row consist of: (i) 138,824 shares of our Class A Common Stock directly held by Ms. Acharia; and (ii) 563 shares of our Class A Common Stock held by A Series Investment, LLC, a company founded by Ms. Acharia of which she serves as the chief executive officer, as to which Ms. Acharia disclaims beneficial ownership except to the extent of her pecuniary interest therein.
(10)The securities reported in this row consist of: (i) 339,993 shares of our Class A Common Stock directly beneficially owned by Mr. Coleman; (ii) 1,916 shares underlying warrants exercisable for our Class A Common Stock; (iii) 3,273 shares of our Class A Common Stock directly held by The Eloise Marie Coleman 2016 Trust; (iv) 12,931 shares of our Class A Common Stock directly held by The Benjamin Coleman 2000 Trust; (v) 12,931 shares of our Class A Common Stock directly held by The Stephen Coleman 2000 Trust; (vi) 3,273 shares of our Class A Common Stock directly held by The Audrey Amelia Coleman 2014 Trust; and (vii) 12,931 shares of our Class A Common Stock directly held by The Melissa Coleman 2000 Trust; (viii) 3,135 shares of our Class A Common Stock directly held by The Coleman 2014 Family Trust (together with each of the aforementioned trusts, the “Coleman Trusts”). Mr. Coleman’s brother serves as trustee of each of the Coleman Trusts and Mr. Coleman disclaims beneficial ownership of the shares held of record by each of the Coleman Trusts except to the extent of his pecuniary interest therein.
(11)The securities reported in this row consist of: (i) 55,712 shares of our Class A Common Stock directly held by Mr. Kerins; and (ii) the shares held by NEA 13 identified in footnote 2, above.
(12)The securities reported in this row represent shares of our Class A Common Stock directly held by Ms. Rollé.
(13)The securities reported in this row consist of: (i) 839,734 shares of our Class A Common Stock directly held by Mr. Rothstein; and (ii) 15,916 shares underlying warrants exercisable for Class A Common Stock.
(14)This total includes the securities beneficially owned by all of our directors and officers, including, without limitation, the securities described in footnotes (2) and (7) through (13). Other than as stated in footnotes (2) and (7) through (13) above, none of our directors or officers is capable of acquiring shares of our capital stock within 60 days of March 31, 2025 through the vesting of RSUs or options. Percentages may not foot due to rounding.

EXECUTIVE COMPENSATION
Our named executive officers for 2024 were:
•Jonah Peretti, our Founder and Chief Executive Officer;
•Matthew Omer, our Chief Financial Officer; and
•David Arroyo, our Chief Legal & Compliance Officer and Corporate Secretary.
Summary Compensation Table
The following table provides information concerning compensation earned by each of our named executive officers for all services rendered in all capacities during the last two or fewer years during which such individuals were named executive officers.

Name and Principal Position	Fiscal Year	Salary ($)	Bonus ($) (1)	Option Awards ($)(2)	Stock Awards ($) (3)(4)	Non-Equity Incentive Plan Compensation ($)(5)	All Other Compensation ($)		Total ($)
Jonah Peretti	2024	193,750	—	608,746	22,530	50,076	1,949	(6)	877,051
Founder and Chief Executive Officer	2023	325,000	—	—	—	—	2,025	(7)	327,025
Matthew Omer	2024	380,000	310,000	654,769	36,233	82,733	2,959	(8)	1,466,694
Chief Financial Officer
David Arroyo	2024	386,250	193,125	665,503	36,829	84,094	6,422	(9)	1,372,223
Chief Legal & Compliance Officer and Corporate Secretary	2023	375,000	—	—	736,207	—	4,903	(10)	1,116,110
________
(1)For 2024, (A) the amount reported for Mr. Omer represents: (i) $190,000 in two lump-sum transaction bonuses; and (ii) a $120,000 sign on bonus, as described below under “—Employment Arrangements—Matthew Omer’s Offer Letter” and (B) the amount reported for Mr. Arroyo represents $193,125 in two lump-sum transaction bonuses.
(2)Amounts represent the aggregate grant date fair value of the stock options awarded to the named executive officer during 2024 and 2023 in accordance with FASB ASC Topic 718. Such aggregate grant date fair values do not take into account any estimated forfeitures related to service vesting conditions. The assumptions used in calculating the grant date fair value of the stock options reported in the Option Awards column are set forth in Note 10 of the notes to our consolidated financial statements included in 2024 Form 10-K. Note that the amounts reported in this column reflect the accounting cost for these stock options and do not correspond to the actual economic value that may be received by our named executive officers upon the exercise of the option awards or any sale of the underlying shares of Class A Common Stock.
(3)Amounts represent the aggregate grant date fair value of the RSUs awarded to the named executive officer during 2025, 2024, and 2023 in accordance with ASC Topic 718. Such aggregate grant date fair values do not take into account any estimated forfeitures related to service vesting conditions. The assumptions used in calculating the grant date fair value of the RSUs reported in the Stock Awards column are set forth in Note 10 of the notes to our consolidated financial statements included in 2024 Form 10-K. Note that the amounts reported in this column reflect the accounting cost for these RSUs and do not correspond to the actual economic value that may be received by the named executive officers upon the vesting and or settlement of the RSUs or any sale of the underlying shares of Class A Common Stock.
(4)For 2024, (A) the amount reported for Mr. Peretti represents $22,530 in RSUs as a one-time discretionary bonus (B) the amount reported for Mr. Omer represents $36,233 in RSUs as a one-time discretionary bonus, and (C) the amount reported for Mr. Arroyo represents $36,829 in RSUs as a one-time discretionary bonus, each as described below under “—Discretionary Bonus”.
(5)For 2024, (A) the amount reported for Mr. Peretti represents $50,076, a one-time discretionary bonus, (B) the amount reported for Mr. Omer represents a $82,733 one-time discretionary bonus, and (C) the amount reported for Mr. Arroyo represents $84,094 one time discretionary bonus, each as described below under “—Discretionary Bonus” .
(6)For 2024, the amount reported for Mr. Peretti represents: (i) a $900 work-from-home stipend; and (ii) $1,049 in group term life insurance imputed income.
(7)For 2023, the amount reported for Mr. Peretti represents: (i) a $900 work-from-home stipend; and (ii) $1,125 in group term life insurance imputed income.
(8)For 2024, the amount reported for Mr. Omer represents: (i) our matching contribution of $1,309 on his behalf under our 401(k) plan; (ii) a $900 work-from-home stipend; and (iii) $750 in group term life insurance imputed income.
(9)For 2024, the amount reported for Mr. Arroyo represents: (i) our matching contribution of $2,297 on his behalf under our 401(k) plan; (ii) a $900 work-from-home stipend; and (iii) $3,225 in group term life insurance imputed income.
(10)For 2023, the amount reported for Mr. Arroyo represents: (i) our matching contribution of $2,278 on his behalf under our 401(k) plan; (ii) a $900 work-from-home stipend; and (iii) $1,725 in group term life insurance imputed income.

CEO Salary

On May 16, 2024, the compensation committee of the board of directors approved changes to the compensation of Mr. Peretti. The majority of Mr. Peretti's compensation is now in the form of stock options, which directly align his interests to those of the company’s shareholders and other stakeholders, since any financial gain is directly dependent upon appreciation in the value of the company's Class A Common Stock and, as such, squarely links his pay with company performance. Specifically:

•Mr. Peretti's annual base salary was immediately reduced from $325,000 to $115,000, which approximates the median employee compensation for BuzzFeed and its peers, and which had the impact on reducing the annual cash bonus for which Mr. Peretti's is eligible, the target amount of which remains 100% of his annual base salary; and
•Mr. Peretti was awarded options to purchase 414,000 shares of the company's Class A Common Stock, 40% of which, or 164,000 stock options, is intended to approximate the $210,000 reduction in Mr. Peretti's salary.
Equity Compensation
We will, from time to time, grant equity awards in the form of options and/or RSUs to our named executive officers, which are generally subject to vesting based on each named executive officer’s continued service with us. See “—Outstanding Equity Awards at Fiscal Year-End Table” for the awards held by each of our named executive officers as of the end of 2024.
Annual Bonus Compensation
For 2024, each of our named executive officers was eligible for a cash bonus under our corporate bonus plan based on the achievement of corporate performance targets and his or her individual performance.
Specifically: (1) Mr. Peretti was eligible for a cash bonus with a target equal to 100% of his base salary as in effect on May 16, 2024; (2) Mr. Omer was eligible for a cash bonus with a target equal to 50% of his 2024 base salary; and (3) Mr. Arroyo was eligible for a cash bonus with a target equal to 50% of his 2024 base salary, in each case subject to their continued employment through the date, if any, on which we paid bonuses for the year under the plan. For each:
•35% of his bonus opportunity was based upon achievement of a 2024 revenue target, where, for this portion of the bonus to be earned, we would have to achieve a threshold level of revenue for 2024, set at 90% of the revenue target set forth in the budget approved by the board of directors for 2024, and, with respect the achievement of the 2024 revenue target up to 225% of such bonus target could be earned, if actual performance was 200% or more of the revenue target;
•35% was based upon achievement of a 2024 EBITDA target set forth in the budget approved by the board of directors for 2024, where, for this portion of the bonus to be earned, we would have to achieve a threshold level of EBITDA for 2024, set at 50% of the EBITDA target, and with respect to the achievement of the 2024 EBITDA target up to 200% of such bonus target could be earned, if actual performance was 200% or more of the EBITDA target; and
•the remaining 30% was based upon the compensation committee’s discretionary assessment of his individual performance, based on multiple factors of the committee’s choosing.

In 2025, the compensation committee determined that, because of our financial performance for 2024, no bonuses would be paid to any executive officers or employees of the company under the corporate bonus plans for 2024 that would have been paid in 2025. In 2024, the compensation committee determined that, because of our financial performance for 2023, no bonuses would be paid to any executive officers or employees of the company under the corporate bonus plans for 2023 that would have been paid in 2024.
Discretionary Bonus

The compensation committee reserves the right to exercise judgement when determining potential payouts to ensure the related predetermined performance objectives were in fact sufficiently robust. While the compensation committee approves predetermined performance objectives at the beginning of the year, the compensation committee also evaluates performance at the end of the year to determine whether the predetermined objectives were reasonable. The compensation committee’s goal is to ensure that any payout is ultimately a function of performance. Objectives established at the beginning of a year may reflect expectations that do not occur (i.e., the objectives were not as difficult to achieve as originally forecasted). Therefore, at the conclusion of the year, the compensation committee evaluates performance against the actual environment in which we operated, not just the one they forecasted, and adjusts payouts accordingly. In February 2025, the compensation committee approved the following discretionary cash bonuses and a one-time equity award grants to the named executive officers listed below to acknowledge their significant contributions to the company in 2024.

Name	Position	Bonus Compensation(1)	Equity Incentive Compensation(2)
Jonah Peretti	Chief Executive Officer	$50,076	10,241
David Arroyo	Chief Legal Officer	$84,094	17,372
Matthew Omer	Chief Financial Officer	$82,733	17,091
________
(1)Amounts reflect cash bonuses that either were or will be paid by the Company to Messrs. Arroyo, Omer, and Peretti in one-fourth installments in the final pay periods of the months of March 2025, April 2025, May 2025, and June 2025, respectively.
(2)     The restricted stock units (RSUs) will vest one hundred percent (100%) on the first anniversary of the date of grant in accordance with the 2021 Plan.

401(k) Plan
We sponsor a retirement plan intended to qualify for favorable tax treatment under Section 401(a) of the Code, containing a cash or deferred feature that is intended to meet the requirements of Section 401(k) of the Code. Full-time employees who are on the company’s U.S. payroll and who have attained at least 18 years of age are generally eligible to participate in the plan on the first day of employment, contingent upon completion of certain onboarding tasks. Temporary employees, interns, and fixed term employees who are on our U.S. payroll are also eligible to participate after 1,000 hours of employment. Participants may make pre-tax contributions to the plan from their eligible earnings up to the statutorily prescribed annual limit on pre-tax contributions under the Code. Pre-tax contributions by participants and the income earned on those contributions are generally not taxable to participants until withdrawn. Participant contributions are held in trust as required by law. No minimum benefit is provided under the plan. An employee’s interest in his or her pre-tax deferrals is 100% vested when contributed. The plan provides for a discretionary employer matching contribution and a discretionary employer profit sharing contribution.

Outstanding Equity Awards at Fiscal Year-End Table
The table below sets forth the outstanding equity awards for our named executive officers as of December 31, 2024. All of the outstanding equity awards were granted under the 2021 Plan.

Name	Award Grant Date	Option Awards						Stock Awards
		Number of Securities Underlying Unexercised Options Exercisable (#)		Number of Securities Underlying Unexercised Options Unexercisable (#)		Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)		Market Value of Shares or Units of Stock That Have Not Vested ($) (1)
Jonah Peretti	5/16/2024	—		414,000	(2)	2.18	5/15/2034	—		—
Matthew Omer	12/3/2021	3,825	(3)(4)	—	(4)	33.36	12/2/2029			—
	2/22/2022	—		—		—	—	750	(5)	2,003
	6/13/2022	—		—		—	—	1,576	(6)	4,208
	5/19/2023	—		—		—	—	10,002	(7)	26,705
	11/6/2023	—		—		—	—	234,374	(8)	625,779
	12/3/2021	—		—		—	—	574	(9)	1,533
	5/16/2024	—		445,300	(2)	2.18	5/15/2034	—		—
David Arroyo	12/3/2021	5,738	(3)(10)	—		33.36	12/2/2029	—		—
	2/22/2022	—		—		—	—	374	(11)	999
	6/13/2022	—		—		—	—	657	(12)	1,754
	5/19/2023	—		—		—	—	150,866	(13)	402,812
	5/16/2024	—		452,600	(2)	2.18	5/15/2034	—		—
________
(1)The dollar value of these awards is calculated by multiplying the number of units by $2.67, the closing price per share of our Class A Common Stock on December 31, 2024, the last trading day of 2024.
(2)These are non-qualified options. One-third of these options will vest on May 1, 2025, and the remaining two-thirds of these options vest in eight equal installments on each quarterly anniversary thereafter, subject to continued employment through the relevant vesting date.
(3)These options were originally rights to purchase shares of Legacy BuzzFeed and were converted into options to purchase shares of our Class A Common Stock in connection with the business combination.
(4)Of these options, 825 are non-qualified and the remaining 3,000 are incentive stock options.
(5)These RSUs vested on February 15, 2025.
(6)One-half of these RSUs vested on February 15, 2025 and the remaining one-half of these RSUs vest on May 15, 2025, subject to Mr. Omer's continued employment though that date.
(7)One-sixth of these RSUs vested on February 19, 2025 and the remaining five-sixths of these RSUs vest in five equal installments on each quarterly anniversary thereafter, subject to Mr. Omer’s continued employment through the relevant vesting date. Additionally, there were 1,666 RSUs from this grant which vested on November 19, 2024 and are not included in the table above, although they did not settle until March 5, 2025.
(8)One-quarter of these RSUs vested on January 1, 2025 and the remaining three-fourths of these RSUs vest in three equal installments on each quarterly anniversary thereafter, subject to Mr. Omer's continued employment through the relevant vesting date.
(9)One-half of these RSUs vested on February 15, 2025 and the remaining one-half of these RSUs vest on May 15, 2025, subject to Mr. Omer's continued employment though that date.
(10)Of these options, 2,738 are non-qualified and the remaining 3,000 are incentive stock options.
(11)These RSUs vested on February 15, 2025.
(12)One-half of these RSUs vested on February 15, 2025 and the remaining one-half of these RSUs vest on May 15, 2025, subject to Mr. Arroyo's continued employment though that date.
(13)One-sixth of these RSUs vested on February 19, 2025 and the remaining five-sixths of these RSUs vest in five equal installments on each quarterly anniversary thereafter, subject to Mr. Arroyo’s continued employment through the relevant vesting date. Additionally, there were 25,144 RSUs from this grant which vested on November 19, 2024 and are not included in the table above, although they did not settle until March 5, 2025.
These equity awards are subject to vesting acceleration, as described under “— Potential Payments upon Termination or Change of Control” below.

Employment Arrangements
Currently, we have an offer letter agreement with Mr. Arroyo and Mr. Omer, a copy of each of which is filed as an exhibit to our 2024 Form 10-K. Mr. Peretti, our Founder, Chairman and Chief Executive Officer, is not party to an offer letter, or employment agreement with the company, and, as is the case with Mr. Omer and Mr. Arroyo, is employed on an at-will basis, with no fixed term of employment.
Each of our named executive officers will receive benefits upon certain qualifying terminations of employment as described below under “—Potential Payments upon Termination or Change in Control.”
Matthew Omer’s Offer Letter
Mr. Omer, our Chief Financial Officer, is party to an offer letter with us dated September 24, 2019 and amended on October 23, 2023. As noted above, Mr. Omer is an at-will employee. Pursuant to his offer letter:
•Mr. Omer’s annual base salary as of November 6, 2023 (i.e., the date on which he was promoted to Chief Financial Officer) was $380,000. His salary was, and will be, subject to adjustment pursuant to our employee compensation policies in effect from time to time.
•Mr. Omer is eligible to receive an annual cash bonus with a target equal to 50% of his base salary as of January 1, 2023. The actual amount of any bonus paid to Mr. Omer will be determined by our compensation committee based on, among other things, the achievement of corporate performance targets and his individual performance.
•Mr. Omer received a sign on bonus of $160,000 paid in quarterly installments. If his employment is terminated by us with cause or if he terminates his employment voluntarily, Mr. Omer would have to repay the any portion of the bonus that had been paid to him within 30 days of the termination date.
•On November 6, 2023, Mr. Omer received a grant of 468,750 RSUs with a target grant date value of $618,750, the total award of which vests in eight equal quarterly installments over the following two years, in each case, subject to his continued employment.
•On December 2, 2019, Mr. Omer received a grant of options to purchase 50,000 shares of Legacy BuzzFeed’s common stock at price of $2.55 per share, one-quarter which vested one the first anniversary of the date of grant and the remaining three-quarters of which vested monthly in 36 equal installments over the following three years, subject to his continued employment. In connection with the business combination, these were converted into options to purchase 3,825 shares (post-reverse stock split) of our Class A Common Stock, at a price of $33.36 per share.
•Mr. Omer is entitled to participate in all benefit plans generally available to our employees.
•While employed by us, Mr. Omer is prohibited from engaging in any other employment, consulting, or other business activity without our prior written consent and from assisting anyone in competing with us or hiring our employees.
Mr. Omer has received additional grants of equity not contemplated by his offer letter. See “—Outstanding Equity Awards at Fiscal Year-End Table” above for information about the awards made to Mr. Omer which were outstanding on December 31, 2024. See “—Summary Compensation Table” above for information about payments to Mr. Omer for 2024.

David Arroyo’s Offer Letter
Mr. Arroyo, our Chief Legal & Compliance Officer and Corporate Secretary, is party to an offer letter with us dated July 8, 2019 and amended on November 9, 2022. As noted above, Mr. Arroyo is an at-will employee. Pursuant to his offer letter:
•Mr. Arroyo’s annual base salary as January 1, 2023 (i.e., the date on which he was promoted to Chief Legal & Compliance Officer and Corporate Secretary) was $375,000. His salary was, and will be, subject to adjustment pursuant to our employee compensation policies in effect from time to time.
•Mr. Arroyo is eligible to receive an annual cash bonus with a target equal to 50% of his base salary as of January 1, 2023. The actual amount of any bonus paid to Mr. Arroyo will be determined by our compensation committee based on, among other things, the achievement of corporate performance targets and his individual performance.

•On December 3, 2019, Mr. Arroyo received a grant of options to purchase 75,000 shares of Legacy BuzzFeed’s common stock at price of $2.55 per share, one-quarter which vested one the first anniversary of the date of grant and the remaining three-quarters of which vested monthly in 36 equal installments over the following three years, subject to his continued employment. In connection with the business combination, these were converted into options to purchase 5,738 shares (post-reverse stock split) of our Class A Common Stock, at a price of $33.36 per share.
•Mr. Arroyo is entitled to participate in all benefit plans generally available to our employees.
•While employed by the company, Mr. Arroyo is prohibited from engaging in any other employment, consulting, or other business activity without our prior written consent and from assisting anyone in competing with us or hiring our employees.
Mr. Arroyo has received additional grants of equity not contemplated by his offer letter. See “—Outstanding Equity Awards at Fiscal Year-End Table” above for information about the awards made to Mr. Arroyo which were outstanding on December 31, 2024. See “—Summary Compensation Table” above for information about payments to Mr. Arroyo for 2024.
Potential Payments upon Termination or Change in Control
Change in Control and Severance Plan
On February 4, 2022, the compensation committee of our board of directors approved and adopted a Change in Control and Severance Plan, effective as of February 4, 2022, covering our executive officers for purposes of Section 16 of the Exchange Act of 1934, as amended (including our named executive officers) and other employees designated by the board of directors or the compensation committee (“the Change in Control and Severance Plan”), a copy of which is filed as an exhibit to 2024 Form 10-K.
The Change in Control and Severance Plan provides for benefits upon a “qualifying termination” — a termination by the company of the participant’s employment without “cause” or a resignation by the participant for “good reason” (in each case, as defined in the Change in Control and Severance Plan). The benefits to which a participant may be entitled under the Change in Control and Severance Plan vary depending on whether the participant has been designated by our compensation committee as a “Tier 1,” “Tier 2,” “Tier 3,” or “Tier 4” participant and whether or not a qualifying termination occurs within the 12-month period following a “change in control” (as defined in the Change in Control and Severance Plan):
•Tier 1, Tier 2, Tier 3, and Tier 4 participants subject to a qualifying termination other than during the 12-month period following a change in control will be eligible to receive: (1) a cash lump-sum severance payment in an amount equal to (a) 12 months, nine months, nine months, and six months, respectively, of his or her then-current base salary plus (b) the greater of (x) his or her then-current target bonus, pro-rated to reflect any partial year of service and (y) 100%, 75%, 75%, and 50%, respectively, of his or her current target bonus; and (2) reimbursement of COBRA premiums for a period of up to 12 months, nine months, nine months, and six months, respectively.
•Tier 1, Tier 2, Tier 3, and Tier 4 participants subject to a qualifying termination during the 12-month period following a change in control will be eligible to receive: (1) a cash lump-sum severance payment in an amount equal to (a) 24 months, 12 months, 12 months, and nine months, respectively, of his or her then-current base salary plus (b) his or her then-current target bonus, pro-rated to reflect any partial year of service plus (c) 200%, 100%, 100%, and 75%, respectively, of his or her current target bonus; (2) reimbursement of COBRA premiums for a period of up to 24 months, 12 months, 12 months, and nine months, respectively; and (3) 100% acceleration of unvested equity awards (including any that vest upon the satisfaction of performance criteria, with such performance criteria deemed to have been achieved at target levels).
Mr. Peretti is a Tier 1 participant and Messrs. Arroyo and Omer are each a Tier 2 participant.

EQUITY COMPENSATION PLAN INFORMATION
The following table presents information as of December 31, 2024 with respect to compensation plans under which shares of our Class A Common Stock may be issued.

Plan category	Number of securities to be issued upon exercise of outstanding options, warrants and rights (#)		Weighted-average exercise price of outstanding options, warrants and rights ($) (1)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column(a))(#)
	(a)		(b)	(c)
Equity compensation plans approved by security holders
2021 Plan(2)	7,984,132	(3)	2.95	1,232,576	(5)
2021 ESPP	—	(4)	—	1,677,049	(6)
All shareholder-approved plans	7,984,132		2.95	2,909,625
Equity compensation plans not approved by security holders	—		—	—
Total	7,984,132		2.95	2,909,625
________
(1)The weighted-average exercise price does not reflect the shares that will be issued in connection with the settlement of RSUs, since RSUs have no exercise price.
(2)The 2021 Plan permits the granting of incentive stock options to our and any of our subsidiaries’ or affiliate’s employees and non-qualified options, restricted shares, stock bonus awards, stock appreciation rights, restricted share units, performance shares, and performance units to our and any of our subsidiaries’ or affiliates’ directors, officers, other employees, and consultants.
(3)Includes (a) 1,101,609 shares subject to outstanding RSU awards and (b) 6,882,523 shares subject to outstanding options, all of which were underwater as of December 31, 2024 (that is, their exercise price was greater than the closing price per share of our Class A Common Stock on December 31, 2024, the last trading day of 2024).
(4)The 2021 ESPP provides our employees and employees of our subsidiaries and affiliates with an opportunity to purchase our Class A Common Stock. As of the date of this proxy statement, the 2021 ESPP has not yet been implemented by the company, and shares covered by this plan are only included in the final column of this table.
(5)As of December 31, 2024, there were 1,232,576 shares of Class A Common Stock available for issuance under the 2021 Plan. Pursuant to the “evergreen” provision in the 2021 Plan, the number of shares reserved for issuance under our 2021 Plan increased automatically by 1,918,422 shares on January 1, 2025 and will increase automatically on the first day of January of each of 2026 through 2031 by the number of shares equal to (a) 5% of the total issued and outstanding shares of our Class A Common Stock, Class B Common Stock, and Class C common stock as of the immediately preceding December 31 or (b) a lesser number as may be determined by our board of directors or its compensation committee.
(6)As of December 31, 2024, there were 1,677,049 shares of Class A Common Stock available for issuance under the 2021 ESPP. Pursuant to the “evergreen” provision in the 2021 ESPP, the number of shares reserved for issuance under our 2021 ESPP increased automatically by 383,684 shares on January 1, 2025 and will increase automatically on the first day of January of each of 2026 through 2031 by the number of shares equal to (a) 1% of the total issued and outstanding shares of our Class A Common Stock, Class B Common Stock, and Class C common stock as of the immediately preceding December 31 or (b) a lesser number as may be determined by our board of directors or its compensation committee.

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS
In addition to the executive officer and director compensation arrangements discussed above under “Executive Compensation” and “Proposal No. 1—Election of Directors—Director Compensation,” respectively, since January 1, 2024, the following are the only transactions or series of similar transactions to which we were or will be a party in which the amount involved exceeds the lesser of $120,000 and one percent of the average of our total assets at fiscal year-end for 2023 and 2024 (i.e., $3.2 million), and in which any director, nominee for director, executive officer, beneficial holder of more than 5% of our capital stock or any member of their immediate family or any entity affiliated with any of the foregoing persons had or will have a direct or indirect material interest. See “Security Ownership of Certain Beneficial Owners and Management” above for more current information about the beneficial ownership of our common stock by the holders of more than 5% of our Class A Common Stock and Class B Common Stock.
Voting Agreement
On June 24, 2021, in connection with the merger agreement pursuant to which the business combination was consummated, Legacy BuzzFeed, 200 Park Avenue Partners, LLC (the “Sponsor”), Mr. Jonah Peretti, and each of his permitted transferees holding any shares of Legacy BuzzFeed capital stock issued and outstanding immediately prior to the closing of the business combination on December 3, 2021 or that held any shares of our common stock immediately following the closing of the business combination (the “Voting Agreement Parties”), entered into a Voting Agreement (the “Voting Agreement”), a copy of which is filed as an exhibit to our 2024 Form 10-K, pursuant to which the Voting Agreement Parties agreed to vote all shares of our common stock held by such party in favor of the following nominees to serve as members of our board of directors: (a) one director nominee designated by the Sponsor — currently Adam Rothstein; and (b) two director nominees designated by the mutual agreement of Mr. Jonah Peretti and the Sponsor — currently Gregory Coleman and Angela Acharia. This Voting Agreement expired on June 24, 2024.
Holder Voting Agreement
On July 21, 2021, Legacy BuzzFeed, John Johnson III, Johnson BF, and Mr. Peretti entered into the Holder Voting Agreement (the “Holder Voting Agreement”), a copy of which is filed as an exhibit to our 2024 Form 10-K, pursuant to which Mr. Johnson and Johnson BF agreed to grant to Mr. Peretti an irrevocable proxy to vote or consent as to all of Mr. Johnson’s and Johnson shares of our common stock (including any shares Mr. Johnson or Johnson BF acquire following the date of the agreement), in Mr. Peretti’s sole discretion, on all matters submitted to a vote of our shareholders or through the solicitation of a written consent of shareholders. Such proxy will terminate upon the following: (a) liquidation, dissolution or winding up of our business operations or a Liquidation Event (as defined in Legacy BuzzFeed’s Seventh Amended and Restated Certificate of Incorporation); (b) our execution of a general assignment for the benefit of creditors or the appointment of a receiver or trustee to take possession of our property and assets; (c) in the sole discretion of Mr. Peretti, with his express written consent (which he will be under no obligation to provide); or (d) Mr. Peretti’s death.
Amended and Restated Registration Rights Agreement
On December 3, 2021, in connection with the closing of the business combination, the Sponsor and certain shareholders, including NBCUniversal Media, LLC (“NBCU”), NEA 13, RRE, and Jonah Peretti, LLC, each of which was at that time a beneficial holder of 5% or more of our Class A Common Stock or Class B Common Stock, as the case may be, entered into an amended and restated registration rights agreement, a copy of which is filed as an exhibit to our 2024 Form 10-K, pursuant to which, among other things, the investors party thereto were granted certain customary registration rights with respect to shares of Class A Common Stock.
Indemnification Agreements
On December 3, 2021, in connection with the closing of the business combination, we entered into indemnification agreements, a form of which is filed as an exhibit to our 2024 Form 10-K, with each of our directors and executive officers and, since that time, have entered into indemnification agreements with individuals subsequently becoming executive officers. These agreements, among other things, require us to indemnify these directors and officers for certain expenses, including attorneys’ fees, judgments, penalties, fines, and settlement amounts actually incurred by any of these individuals in any action or proceeding arising out of their service to us or any of our subsidiaries or any other company or enterprise to which such individual provides services at our request. Subject to certain limitations, our indemnification agreements also require us to advance expenses incurred by our directors and officers for the defense of any action for which indemnification is required or permitted.

Our certificate of incorporation and our bylaws contains provisions limiting the liability of directors and officers to the fullest extent permitted under Delaware law. Our certificate of incorporation and our bylaws also provide the board of directors with discretion to indemnify employees when the board deems appropriates. In addition, our bylaws provide that, to the fullest extent permitted by Delaware law and subject to very limited exceptions, we will advance all expenses incurred by our directors and officers in connection with a legal proceeding involving his or her status as such. We also maintain directors’ and officers’ liability insurance.
Other Transactions
We previously employed Melissa Bryant-Coleman, the daughter of Gregory Coleman, a member of our board of directors, in a non-executive role. We paid Ms. Bryant-Coleman aggregate compensation of approximately $209,444 in 2024 comprised of salary, bonuses, matching contributions on her behalf under our 401(k) plan, work-from-home stipends and related gross ups, group term-life insurance imputed income, and severance compensation. Ms. Bryant-Coleman was paid aggregate compensation of approximately $184,318 in 2023 comprised of salary, bonuses, matching contributions on her behalf under our 401(k) plan, work-from-home stipends and related gross ups, and group term-life insurance imputed income.
Policies and Procedures for Related-Person Transactions
Our board of directors has adopted a written related-party transactions policy that conforms with the requirements for issuers with securities listed on Nasdaq and is intended to comply with the requirements of Item 404(b) of Regulation S-K. Under the policy, our audit committee serves as the approval authority for related party transactions, provided that, if the related party is, or is associated with, a member of the audit committee, our nominating, corporate governance, and corporate responsibility committee will serve as the approval authority for such transaction. Any transaction that we intend to undertake with a related party, irrespective of the amounts involved, that has not been pre-approved pursuant to the policy (e.g., director compensation) or otherwise by the approval authority, must be submitted to the chief legal officer. The chief legal officer will refer to the approval authority any related party transaction he or she determines should be considered for evaluation by the approval authority consistent with the policy. In addition, if the chief legal officer becomes aware of a transaction with a related party that has not been previously approved or previously ratified under the policy that required such approval, the transaction will be submitted promptly to the approval authority for review. In deciding whether to approve a proposed transaction, or to ratify, amend or terminate an existing transaction, the approval authority may take into account any relevant information and considerations, including, if the related party is a director, the impact on his or her independence. In addition, the approval authority may impose such conditions as it deems appropriate on us or on the related party in connection with approving the proposed transaction.

ADDITIONAL INFORMATION
Shareholder Proposals and Nominations to be Included or Considered at Next Annual Meeting
Shareholder proposals submitted pursuant to Rule 14a-8 of the Exchange Act and intended to be presented at our 2026 annual meeting of shareholders must be received by us not later than December 15, 2025 in order to be considered for inclusion in our proxy materials for that meeting (unless the date of our 2026 annual meeting is advanced by more than 30 days or delayed by more than 30 days from the anniversary date of the Annual Meeting, in which case the proposal must be received a reasonable time before we begin to print and mail our proxy materials for our 2026 annual meeting).
Our bylaws provide that, for shareholder nominations to our board of directors or other proposals to be considered at an annual meeting, the shareholder must give timely notice thereof in writing to the Corporate Secretary at BuzzFeed, Inc., 229 West 43rd Street, 10th Floor, New York, New York 10036, Attn: Corporate Secretary. A shareholder’s notice to the Corporate Secretary must set forth, as to each director nomination or other matter the shareholder proposes to bring before the annual meeting, the information required by our bylaws.
To be timely for our 2026 annual meeting of shareholders, a shareholder’s notice must be delivered to, or mailed and received by, our Corporate Secretary at our principal executive offices not earlier than 5:00 p.m. Eastern Time on February 3, 2026 and not later than 5:00 p.m. Eastern Time on March 5, 2026 (unless the date of our 2026 annual meeting is advanced by more than 30 days or delayed by more than 60 days from the anniversary date of the Annual Meeting, in which case the notice must be submitted no earlier than 5:00 p.m. Eastern Time on the 120th day prior to the meeting and no later than 5:00 p.m. Eastern Time on the later of (i) the 90th day before the meeting and (ii) the 10th day following the day on which our proxy materials for the meeting are first filed with the SEC or public announcement of the date of the annual meeting is first made).
In addition to satisfying the foregoing requirements, shareholders who intend to solicit proxies in support of director nominees other than our director nominees for our 2026 annual meeting of shareholders must provide notice that sets forth the information required by Rule 14a-19 under the Exchange Act no later than 5:00 p.m. Eastern Time on April 6, 2026 (unless the date of our 2026 annual meeting is advanced by more than 30 days or delayed by more than 30 days from the anniversary date of the Annual Meeting, in which case such notice must be provided by the later of 60 calendar days prior to the date of the 2026 annual meeting or the 10th calendar day following the day on which public announcement of the date of the 2026 annual meeting is made).
Delinquent Section 16(a) Reports
Section 16(a) of the Exchange Act requires our directors, executive officers, and any persons who own more than 10% of our common stock, to file initial reports of ownership and reports of changes in ownership with the SEC. Based solely on our review of the forms filed with the SEC and written representations from the directors and executive officers, we believe that all Section 16(a) filing requirements were timely met in the year ended December 31, 2024, with the exception of: a Form 4 that we filed on behalf of John S. Johnson III on January 19, 2024; a Form 4 that we filed on behalf of Johnson BF on February 1, 2024; a Form 4 that we filed on behalf of each of Mr. Rothstein, Mr. Coleman, Ms. Acharia, and Ms. Rollé on September 5, 2024; and a Form 4 we filed on behalf of Mr. Rothstein on October 4, 2024.
Available Information
We will mail, without charge, upon written request, a copy of our 2024 Form 10-K, including the financial statements and list of exhibits, and any exhibit specifically requested. Requests should be sent to:
BuzzFeed, Inc.
229 West 43rd Street, 10th Floor
New York, New York 10036
Attn: Corporate Secretary
The annual report is also available at https://investors.buzzfeed.com under “SEC Filings” in the “Financial Information” section of our website.

Electronic Delivery of Shareholder Communications
We encourage you to help us conserve natural resources, as well as significantly reduce printing and mailing costs, by signing up to receive your shareholder communications electronically via e-mail. With electronic delivery, you will be notified via e-mail as soon as future annual reports and proxy statements are available on the Internet, and you can submit your shareholder votes online. Electronic delivery can also eliminate duplicate mailings and reduce the amount of bulky paper documents you maintain in your personal files. To sign up for electronic delivery:
•Beneficial Owner (i.e., your shares are held by a brokerage firm, a bank, a trustee, or other nominee): Please follow the instructions provided to you by your broker, bank, trustee, or other nominee.

•Registered Owner (i.e., you hold your shares in your own name through our transfer agent, Continental Stock Transfer & Trust Company, or you are in possession of stock certificates): You will be able to provide your e-mail address and consent to receive the electronic delivery after voting your shares on https://www.cstproxy.com/buzzfeed/2025. Alternatively, you may contact Continental Stock Transfer & Trust Company, by phone at (917) 262-2373 or by e-mail at proxy@continentalstock.com.
Your electronic delivery enrollment will be effective until you cancel it.
“Householding”—Shareholders Sharing the Same Last Name and Address
The SEC has adopted rules that permit companies and intermediaries (such as brokers) to implement a delivery procedure called “householding.” Under this procedure, multiple shareholders who reside at the same address may receive a single copy of our annual report and proxy materials, unless the affected shareholder has provided contrary instructions. This procedure reduces printing costs and postage fees and helps protect the environment as well.
In accordance with those rules, we may deliver a single notice or copy of proxy materials to multiple shareholders sharing an address but, upon request, will promptly deliver a separate notice or a separate copy of proxy materials to one or more shareholders at a shared address to which a single notice or a single copy of proxy materials was delivered. If you are a beneficial owner, please contact your broker, bank, trustee or nominee. If you are a record holder, you may call us at (646) 397-2039, contact us via e-mail at IR@buzzfeed.com, or submit a request in writing to our Corporate Secretary at 229 West 43rd Street, 10th Floor, New York, New York 10036.
Conversely, any shareholders holding their share beneficially who share the same address and receive multiple copies of our annual report and proxy materials who wish to receive only one copy in the future can contact their bank, broker, or other holder of record to request information about householding. Shareholders of record can contact our Corporate Secretary at the telephone number or address listed above.

OTHER MATTERS
Our board of directors does not presently intend to bring any other business before the Annual Meeting and, so far as is known to our board of directors, no matters are to be brought before the Annual Meeting except as specified in the Notice of Annual Meeting of shareholders. As to any business that may arise and properly come before the Annual Meeting, however, it is intended that proxies, in the form enclosed, will be voted in respect thereof in accordance with the judgment of the persons voting such proxies.

By Order of the Board of Directors

David Arroyo
Chief Legal & Compliance Officer and Corporate Secretary

APPENDIX A

AMENDMENT NO. 1 TO THE
BUZZFEED, INC. 2021 EQUITY INCENTIVE PLAN
This Amendment No. 1 (this “Amendment”) to the BuzzFeed, Inc. 2021 Equity Incentive Plan (the “Plan”) is adopted by BuzzFeed, Inc., a Delaware corporation (the “Company”) on April 5, 2025. This Amendment will become effective upon approval by the Company’s shareholders at the Company’s 2025 annual meeting.
WHEREAS, the Board decided to amend the Plan, subject to approval of the Company’s shareholders, to increase the share reserve by 5,000,000 Shares and to extend the term of the Plan for 10 years from the effective date of this Amendment, in each case subject to approval by the Company’s shareholders; and
WHEREAS, if the Company’s shareholders fail to approve this Amendment, the existing Plan shall continue in full force and effect.
NOW, THEREFORE, the Plan is hereby amended as follows, subject to approval by the Company’s shareholders and effective as of such date:
1.Shares Subject to the Plan. Section 2.1 of the Plan is amended by deleting the first sentence of the present Section and substituting the following in lieu thereof:
“Number of Shares Available. Subject to Sections 2.6 and 22 and any other applicable provisions hereof, the total number of Shares reserved and available for grant and issuance pursuant to this Plan is Nineteen Million Nine Hundred Seventy Thousand Six Hundred Eighty-Seven (19,970,687) Shares, which includes Shares issued or reserved for issuance prior to the effective date of Amendment No. 1 to the Plan”.
2.Term of Plan. Section 24 of the Plan is amended by deleting the first sentence of the present Section and substituting the following in lieu thereof:
“TERM OF PLAN/GOVERNING LAW. Unless earlier terminated as provided herein, this Plan will become effective on the Effective Date and will terminate ten (10) years from the effective date of Amendment No. 1 to the Plan; provided, however, that such expiration shall not affect Awards then outstanding, and the terms and conditions of the Plan shall continue to apply to such Awards.”
3.Full Force and Effect. Except as expressly set forth in this Amendment, all other terms and conditions of the Plan shall remain in full force and effect.

IN WITNESS WHEREOF, the undersigned, being authorized by the Board to execute this Amendment, has executed this Amendment on the date first written above.

BUZZFEED, INC.

By:________________________________
Name:
Title:

2025

YOUR VOTE IS IMPORTANT. PLEASE VOTE TODAY.

Vote by Internet, Smartphone or Tablet – QUICK ★★★ EASY
IMMEDIATE – 24 Hours a Day, 7 Days a Week or by Mail

BUZZFEED, INC.

Your Mobile or Internet vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card. Votes submitted electronically over the Internet must be received by 11:59 p.m., Eastern Time, on June 2, 2025.

INTERNET
www.cstproxyvote.com
Use the Internet to vote your proxy. Have your proxy card available when you access the above website. Follow the prompts to vote your shares.

Vote at the Meeting –
If you plan to attend the virtual online annual meeting, you will need your 12 digit control number to vote electronically at the annual meeting.
To attend the annual meeting, visit:
https://www.cstproxy.com/buzzfeed/2025

MOBILE VOTING
On your Smartphone/Tablet, open the QR Reader and scan the below image. Once the voting site is displayed, enter your Control Number from the proxy card and vote your shares.

PLEASE DO NOT RETURN THE PROXY CARD IF YOU ARE VOTING ELECTRONICALLY.

MAIL – Mark, sign and date your proxy card and return it in the postage-paid envelope provided.

▲ FOLD HERE • DO NOT SEPARATE • INSERT IN ENVELOPE PROVIDED ▲

PROXY

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" ALL NOMINEES UNDER PROPOSAL 1 AND "FOR" PROPOSAL 2 AND PROPOSAL 3.

Please mark your votes like this **X**

1. Election of Class I Directors	FOR	WITHHOLD	FOR ALL EXCEPT
(1) Angela (Anjula) Acharia	☐	☐	☐
(2) Jonah Peretti	☐	☐	☐

(Instruction: To withhold authority to vote for any individual nominee, strike a line through that nominee's name in the list above)

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

CONTROL NUMBER

Signature______________________________Signature, if held jointly______________________________Date__________, 2025

Note: Please sign exactly as name appears hereon. When shares are held by joint owners, both should sign. When signing as attorney, executor, administrator, trustee, guardian, or corporate officer, please give title as such.

2025

Important Notice Regarding the Internet Availability of Proxy Materials for the Annual Meeting of Stockholders

The 2025 Proxy Statement and the 2024 Annual Report to Stockholders are available at: https://www.cstproxy.com/buzzfeed/2025

▲ FOLD HERE • DO NOT SEPARATE • INSERT IN ENVELOPE PROVIDED ▲

PROXY

BUZZFEED, INC.

The undersigned appoints David Arroyo and Matthew Omer, and each of them, as proxies, each with the power to appoint his substitute, and authorizes each of them to represent and to vote, as designated on the reverse hereof, all of the shares of common stock of BuzzFeed, Inc. held of record by the undersigned at the close of business on April 4, 2025 at the Annual Meeting of Stockholders of BuzzFeed, Inc. to be held on Tuesday, June 3, 2025, or at any adjournment thereof.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS INDICATED. IF NO CONTRARY INDICATION IS MADE, THE PROXY WILL BE VOTED IN FAVOR OF ELECTING EACH NOMINEE TO THE BOARD OF DIRECTORS, IN FAVOR OF PROPOSAL 2, IN FAVOR OF PROPOSAL 3, AND IN ACCORDANCE WITH THE JUDGMENT OF THE PERSONS NAMED AS PROXY HEREIN ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE ANNUAL MEETING. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

(Continued and to be marked, dated and signed, on the other side)